Exhibit 10.22

EXECUTION VERSION

OMNIBUS AMENDMENT TO SECURITIES PURCHASE AGREEMENT,
SECURITY AGREEMENT, WARRANTS AND NOTES

OMNIBUS AMENDMENT TO SECURITIES PURCHASE AGREEMENT, SECURITY AGREEMENT, WARRANTS AND NOTES dated as of July 30, 2026 (this “Amendment”), to (a) the Securities Purchase Agreement, dated as of August 19, 2025, and April 20, 2026, and accepted by the Space-Eyes, Inc., a Delaware corporation (the “Company”), as to the Purchasers (as defined therein) on August 19, 2025, September 5, 2025, September 15, 2025, September 29, 2025, and April 20, 2026 (the “Purchase Agreement”), by and among the Company and Purchasers having Subscription Amounts in the aggregate equal to at least equal to fifty percent (50%) of the aggregate Subscription Amounts for all Purchasers (the “Required Purchasers”), (b) the Security Agreement, dated August 19, 2025, and April 20, 2026, between the Company and Christopher Carlin, as the Collateral Agent (as defined therein) for the benefit of the Secured Parties (as defined therein), and (c) the other Transaction Documents.

WHEREAS, each of the Company and the Required Purchasers desire to amend certain provisions of the Purchase Agreement and the other Transaction Documents as set forth herein; and

WHEREAS, each of the Company and the Collateral Agent for the benefit of the Secured Parties desire to amend certain provisions of the Security Agreement as set forth herein.

NOW THEREFORE, in consideration of the terms and conditions contained in this Amendment, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

Section 1. Definitions. Capitalized terms not defined in this Amendment shall have the meanings ascribed to such terms in the Purchase Agreement or the other Transaction Documents, as applicable.

Section 2. Amendments to the Purchase Agreement.

(a) Amendment to Recital E. Recital E of the Purchase Agreement is hereby amended and restated in its entirety to read as follows:

“E. The Notes will be secured by a perfected security interest in all the assets of the Company as evidenced by a security agreement in the form attached hereto as Exhibit D (the “Security Agreement”).”

(b) Amendment to Section 4.8. Section 4.8 of the Purchase Agreement is hereby amended and restated in its entirety to read as follows:

“Section 4.8. Intentionally Omitted.”

(c) Amendment to Section 4.9. Section 4.9 of the Purchase Agreement is hereby amended and restated in its entirety to read as follows:

“Section 4.9. Most-Favored Nations.

(a) Subsequent Financing. This Section 4.9 applies to any Subsequent Financing. A “Subsequent Financing” means the consummation by the Company or any Subsidiary, for cash proceeds, of any issuance of securities (other than pursuant to any Transaction Document), loan agreement, or other financing, in any of the following circumstances:

(i) prior to the occurrence of the IPO;

(ii) in connection with a merger, acquisition, or other business combination involving the Company and a publicly traded special purpose acquisition company or other similar entity that is a “blank check” company under applicable U.S. securities laws (a “De-SPAC Transaction”), including, without limitation, any De-SPAC PIPE Financing (as defined below); or

(iii) from and after the consummation of a De-SPAC Transaction (where references to “Company” shall refer to the publicly traded combined company).

(b) Notice and MFN Election. If a Subsequent Financing includes or incorporates, in whole or in part, any terms or provisions (including by way of side letter) that are more favorable to the investors in such Subsequent Financing than the terms provided to the Purchasers under this Agreement or any other Transaction Document, then the Company (or, from and after the consummation of a De-SPAC Transaction, the publicly traded combined company) shall promptly notify each Purchaser of such more favorable terms and provisions. At each Purchaser’s option, such more favorable terms and provisions shall become part of the Transaction Documents with such Purchaser (mutatis mutandis), and the Transaction Documents shall otherwise remain in full force and effect.

(c) De-SPAC PIPE Financing. As used in this Section 4.9, “De-SPAC PIPE Financing” means any private placement of equity or equity-linked securities of the Company or the publicly traded combined company, as applicable, consummated substantially concurrently with, or at any time following, the consummation of a De-SPAC Transaction.

(d) Illustrative Terms. The terms and provisions of a hypothetical Subsequent Financing that may be more favorable to an investor therein include, without limitation, those addressing the price and/or original issue discount (“OID”) of any notes, purchase price of securities, conversion prices, exercise prices, security interests, registration rights, and “warrant coverage.”

(e) Registration True-Up. Notwithstanding anything to the contrary herein, if, upon the closing of a De-SPAC Transaction, the shares of the publicly traded combined company issued to such Purchaser (the “Conversion Shares”) are not, for any reason, registered pursuant to an effective registration statement under the 1933 Act, and freely tradable without restriction or limitation, then, if at any time during the period that such Conversion Shares remain unregistered or are not freely tradable, the Company (or, from and after the consummation of a De-SPAC Transaction, the publicly traded combined company) has a Subsequent Financing at a price per share less than the Conversion Price applicable to such Purchaser’s Note, the Company (or, from and after the consummation of a De-SPAC Transaction, the publicly traded combined company) shall issue to such Purchaser, without the payment of any additional consideration, such additional shares of common stock of the publicly traded combined company as are necessary so that the total number of shares of common stock of the publicly traded combined company held by such Purchaser, when valued at the per-share price paid in such Subsequent Financing, equals the value such Conversion Shares would have had if valued at the Conversion Price.

(f) Carve-Out. Notwithstanding the foregoing, this Section 4.9 shall not apply solely to the grant of a priority security interest to the lenders in the Senior Financing Documents.

Section 3. Amendments to the Security Agreement.

(a) Definitions in Security Agreement.

(i) The definition of “Permitted Liens” set forth in Section 1(aa) of the Security Agreement is amended and restated by deleting the “and” at the end of clause (v), replacing the “.” at the end of clause (vi) with “, and”, and adding the following new clause (vii):

“(vii) Liens securing Indebtedness incurred or to be incurred under (A) that certain Securities Purchase Agreement, dated July 30, 2026, by and among the Grantor, a publicly traded special purpose acquisition company or other similar entity that is a “blank check” company under applicable U.S. securities laws, and the investors named therein, together with the notes, security agreements and other transaction documents contemplated thereby, and (B) any refinancing, replacement, restatement, supplement or other future senior secured note financing entered into in connection with the foregoing (collectively, the “Senior Financing Documents”; the obligations thereunder, the “Senior Obligations”; and the collateral agent or other representative for the holders thereof, the “Senior Agent”), which Liens shall be senior in priority to the Liens securing the Secured Obligations.”

(ii) The definition of “Secured Obligations” set forth in Section 1(kk) of the Security Agreement is amended and restated in its entirety as follows:

“Secured Obligations” mean all of the present and future payment and performance obligations of Grantor arising under this Agreement, the Notes and the other Transaction Documents (other than the Warrants), including, without duplication, reasonable attorneys’ fees and expenses and any interest, fees, or expenses that accrue after the filing of an Insolvency Proceeding, regardless of whether allowed or allowable in whole or in part as a claim in any Insolvency Proceeding.

(iii) The following new definitions are added to Section 1 of the Security Agreement in the appropriate alphabetical order:

“Delivery or Control Requirement” has the meaning set forth in Section 26(h) of this Agreement.”

“Senior Agent” has the meaning set forth in the definition of “Permitted Liens” set forth herein.”

“Senior Financing Documents” has the meaning set forth in the definition of “Permitted Liens” set forth herein.”

“Senior Obligations” has the meaning set forth in the definition of “Permitted Liens” set forth herein.”

(b) Amendment to Section 26; Priority; Delivery and Control. Section 26 of the Security Agreement is amended by inserting the following new clause (h) at the end of such Section:

“(h) Notwithstanding anything to the contrary in this Agreement or any other Transaction Document, the Collateral Agent, for itself and on behalf of the Secured Parties, acknowledges and agrees that the Liens securing the Secured Obligations are and shall be junior and subordinate in priority to the Liens securing the Senior Obligations. Such second-priority status may be evidenced by one or more UCC-3 financing statement amendments, collateral amendments, bailee acknowledgments, control acknowledgments or other filings, instruments or notices requested by the Grantor, the Senior Agent or the Required Purchasers, and the Collateral Agent is authorized and directed to execute, deliver and/or file the same. No intercreditor agreement among the Senior Agent, the Collateral Agent or any Secured Party shall be required as a condition to the incurrence of the Senior Obligations, the effectiveness of the Senior Financing Documents or the priority of the Liens securing the Senior Obligations.

Any provision of this Agreement that requires the Grantor to deliver possession of Collateral to, or to cause Collateral to be subject to the control of, the Collateral Agent (or any agent or bailee thereof) in order to create, perfect, or maintain the perfection or priority of the Collateral Agent’s security interest in such Collateral (each, a “Delivery or Control Requirement”) shall be deemed satisfied if and to the extent that such Collateral has been delivered to, or is subject to the control of, the Senior Agent (or its agent, bailee, or designee) in accordance with the Senior Financing Documents and related security documents. The Grantor shall not be required to enter into any separate control agreement or deliver separate possession of any Collateral to the Collateral Agent with respect to Collateral for which the applicable Delivery or Control Requirement has been satisfied by delivery to, or control by, the Senior Agent. The Collateral Agent acknowledges that the Senior Agent holds possession or control of such Collateral for its own benefit and not as agent or bailee for the Collateral Agent. Upon the payment in full of all Senior Obligations, the Grantor shall, at the Collateral Agent’s request, promptly cause all Collateral then subject to a Delivery or Control Requirement to be delivered to, or made subject to the control of, the Collateral Agent in a manner sufficient to satisfy such requirement directly in favor of the Collateral Agent.”

Section 4. Amendment to the Notes. The Notes are amended and restated in their entirety to read as set forth on Exhibit A hereto.

Section 5. Amendment to the Warrants. The Warrants are amended and restated in their entirety to read as set forth on Exhibit B hereto.

Section 6. Convertible Note Election Form. The Company is considering a merger, acquisition or other business combination involving the Company and a publicly traded special purpose acquisition company or other similar entity that is a “blank check” company (a “De-SPAC Transaction”). Pursuant to a Note Election Form (the “Note Election Form”), substantially in the form attached hereto as Exhibit C, each Purchaser shall have the option to have (i) such Purchaser’s Note repaid in full on the date immediately following the date the Company and the SPAC initially file the Registration Statement on Form S-4 with the Securities and Exchange Commission (the “SEC”) in connection with the De-SPAC Transaction, (ii) such Purchaser’s Note automatically convert into shares of the publicly traded combined company in the De-SPAC Transaction at an conversion price equal to $5.50 per share, or (iii) a portion of such Purchaser’s Note shall be repaid on the date immediately following the date the Company and the SPAC initially file the Registration Statement on Form S-4 with the SEC in connection with the De-SPAC Transaction and a portion of such Purchaser’s Note shall convert into shares of the publicly traded combined company in the De-SPAC Transaction at an conversion price equal to $5.50 per share. In the event a Purchaser fails to deliver to the Company an executed Note Election Form within seven days of the date the Note Election Form is delivered to such Purchaser by the Company, the Purchaser shall be deemed to have irrevocably selected option (ii) above.

Section 7. Effect on Transaction Documents; Binding Effect. The foregoing amendments and agreements are given solely in respect of the transactions described herein. Once this Amendment is executed by the Company, the Collateral Agent and the Required Purchasers, the amendments, consents, waivers, authorizations and directions set forth herein shall be effective under the applicable amendment provisions of the Transaction Documents and binding upon all Purchasers, Holders, Secured Parties and holders of Notes and Warrants, and their respective successors and assigns, to the fullest extent permitted by such Transaction Documents and applicable law. No failure by any Purchaser, Holder, Secured Party or holder of Notes or Warrants to execute this Amendment or return an Election Form, and no contrary instruction or objection by any such Person, shall limit the authority of the Required Purchasers or the Collateral Agent to implement this Amendment, including the filing of UCC-3 financing statement amendments, the second-priority treatment of the Liens securing the Secured Obligations, the incurrence of the Senior Obligations, or any conversion deemed under Section 4. Except as expressly set forth herein, all of the terms and conditions of each of the Transaction Documents shall continue in full force and effect after the execution of this Amendment, and shall not be in any way changed, modified or superseded by the terms set forth herein.

Section 8. Execution and Counterparts. This Amendment may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

Section 9. Further Assurances. The parties shall execute and deliver all such further instruments and documents and take all such other actions as may reasonably be required to carry out the transactions contemplated hereby, including authorizing, executing, delivering and filing one or more UCC-3 financing statement amendments or other lien filings or instruments reasonably requested by the Company, the Senior Agent or the Required Purchasers to evidence that the Liens securing the Secured Obligations are second-priority Liens behind the Liens securing the Senior Obligations and to evidence the fulfillment of the agreements herein contained.

Section 10. Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Amendment shall be determined in accordance with the governing law section of the applicable Transaction Document.

Section 11. Consent to Jurisdiction. The parties consent to the jurisdiction and venue set forth in the exclusive jurisdiction sections of the applicable Transaction Document.

Section 12. Headings. The headings in this Amendment are for convenience only, do not constitute a part of the Amendment and shall not be deemed to limit or affect any of the provisions hereof.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

COMPANY:

SPACE-EYES, INC.

By:	/s/ Jatin S. Bains
Name:	Jatin S. Bains
Title:	Chief Executive Officer

COLLATERAL AGENT:

By:	/s/ Christopher Carlin
Name:	Christopher Carlin

[PURCHASER SIGNATURE PAGE TO AMENDMENT]

IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser:

Signature of Authorized Signatory of Purchaser:

Name of Authorized Signatory:

Title of Authorized Signatory:

Exhibit A

Form of Amended and Restated Note

(see attached)

AMENDED AND RESTATED SENIOR SUBORDINATED SECURED CONVERTIBLE NOTE

NEITHER THIS SECURITY NOR THE SECURITIES INTO WHICH THIS SECURITY IS CONVERTIBLE HAS BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. THIS SECURITY AND THE SECURITIES ISSUABLE UPON CONVERSION OF THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT WITH A REGISTERED BROKER-DEALER OR OTHER LOAN WITH A FINANCIAL INSTITUTION THAT IS AN “ACCREDITED INVESTOR” AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT OR OTHER LOAN SECURED BY SUCH SECURITIES.

ALL AMOUNTS (INCLUDING ALL PRINCIPAL, INTEREST, AND OTHER PAYMENTS) PAYABLE BY THE COMPANY UNDER THIS NOTE ARE AND SHALL BE SUBORDINATE AND JUNIOR IN RIGHT OF PAYMENT TO THE PRIOR PAYMENT IN FULL IN CASH OF ALL SENIOR DEBT (AS DEFINED BELOW), AND ALL LIENS SECURING THIS NOTE ARE AND SHALL BE SECOND PRIORITY LIENS SUBORDINATE TO THE LIENS SECURING THE SENIOR DEBT, IN EACH CASE AS SET FORTH HEREIN AND IN THE SECURITY DOCUMENTS.

SPACE-EYES, INC.

Amended and Restated Senior Subordinated Secured Convertible Note

Original Issuance Date: August 19, 2025, September 5, 2025, September 15, 2025, September 29, 2025, April 20, 2026

Amended and Restated Issuance Date: [_______________]

Principal Amount: U.S. $[___________]

Original Issue Discount: U.S. $[___________]

Subscription Amount: U.S. $[___________]

FOR VALUE RECEIVED, Space-Eyes, Inc., a Delaware corporation (the “Company”), hereby promises to pay to [_____________] or its registered assigns (“Holder”) the amount set out above as the Principal Amount (the “Principal”) when due, whether upon the Maturity Date (as defined below), acceleration, prepayment or otherwise (in each case in accordance with the terms hereof) and to pay interest (“Interest”) on the outstanding Principal at the applicable Interest Rate (as defined below) from the date set out above as the Issuance Date (the “Issuance Date”) until the same becomes due and payable, whether upon the Maturity Date or acceleration, conversion, prepayment or otherwise (in each case in accordance with the terms hereof). This 5% original issue discount Amended and Restated Senior Subordinated Secured Convertible Note (this “Note”) is one of an issue of Senior Subordinated Secured Convertible Notes issued pursuant to the Securities Purchase Agreement (as defined below) at a Closing (as defined below) (collectively, the “Other Notes” and together with this Note, the “Notes”). This Note amends, restates, replaces and supersedes that certain Senior Secured Convertible Note issued to the Holder on August 19, 2025, September 5, 2025, September 15, 2025, September 29, 2025, April 20, 2026 Certain capitalized terms used herein are defined in Section 23. All other capitalized terms not defined herein shall have the meaning given to such terms in the Securities Purchase Agreement.

1. PREPAYMENT. The Company may prepay this Note in full or in part, including all unpaid and accrued Interest thereon, only (i) in accordance with a payoff or partial payoff election made or deemed to be made pursuant to Section 3(b) in connection with a De-SPAC Transaction, (ii) with the prior written consent of the Required Holders, or (iii) as otherwise expressly permitted by the documents governing the Senior Debt and this Note. Any prepayment made pursuant to this Section 1 shall be made pro rata among the holders of Notes subject to the applicable payoff or partial payoff election or consent and shall be subject in all respects to Section 10. No separate consent of the Holder shall be required to effect any such prepayment if the Required Holders have approved, or are deemed to have approved, such prepayment1

2. INTEREST RATE. So long as no Event of Default shall have occurred and be continuing, Interest on this Note shall accrue at a rate equal to eight percent (8%) simple interest per annum. If an Event of Default shall have occurred and be continuing, the Interest Rate shall automatically be increased to ten percent (10%) simple interest per annum during the period of such Event of Default, until such Event of Default is later cured. Interest due on this Note shall be computed on the basis of a three hundred sixty-five (365)-day year.

3. CONVERSION OF NOTES. This Note shall be convertible into validly issued, fully paid and non-assessable shares of Common Stock (as defined below), on the terms and conditions set forth in this Section 3.

(a) Conversion Upon IPO or De-SPAC Transaction. Upon consummation of an IPO in which Alexander Capital, L.P. is acting as placement agent, underwriter or otherwise leading the financing (an “Alexander IPO”), this Note shall automatically convert, through no further action on the part of the Company or the Holder, into that number of shares of Common Stock equal to the quotient of (A) the Conversion Amount (as defined below) divided by (B) the Conversion Price. Upon consummation of any IPO that is not an Alexander IPO (a “Non-Alexander IPO”), this Note shall, at the election of the Holder, either (i) be repaid in cash in full at or prior to the consummation of such IPO from legally available funds, including, without limitation, proceeds of such IPO and any related PIPE or other financing, if any, or (ii) convert into that number of shares of Common Stock equal to the quotient of (A) the Conversion Amount divided by (B) the Conversion Price. If the Holder does not deliver an election with respect to a Non-Alexander IPO prior to the consummation of such IPO, this Note shall convert in accordance with clause (ii) of the immediately preceding sentence. Upon consummation of a De-SPAC Transaction (as defined below), this Note shall be repaid and/or converted in accordance with Section 3(b). For the purpose of this Section 3(a), the “Conversion Price” shall be equal to (i) in the case of an IPO, sixty five percent (65%) of the IPO Price to Public (as defined below) (rounded to two decimal places) or (ii) in the case of a De-SPAC Transaction, $5.50 per share.

[1]	Prepayment permitted for those Holders that decide not to rollover into the SPAC. Prepayment not permitted for those Holders that decide to rollover into the SPAC.

(b) Rollover Election; Deemed Election. In connection with any De-SPAC Transaction, each Holder shall have the right, by delivering a written election notice or election form in accordance with the applicable election procedures, to elect to have (i) this Note repaid in full on the date immediately following the date the Company and the applicable special purpose acquisition company initially file the registration statement on Form S-4 with the SEC in connection with such De-SPAC Transaction, (ii) this Note convert in full into Common Stock of the publicly traded combined company at the closing of the De-SPAC Transaction at a conversion price equal to $5.50 per share, or (iii) a portion of this Note repaid on the date immediately following the date the Company and the applicable special purpose acquisition company initially file the registration statement on Form S-4 with the SEC in connection with such De-SPAC Transaction and the remaining portion of this Note converted in full into Common Stock of the publicly traded combined company at the closing of the De-SPAC Transaction at a conversion price equal to $5.50 per share. The Company shall not be required to request that any Holder make such election in order for such election right to apply. If the Holder fails to deliver a duly executed election notice or election form within the period specified in the applicable election procedures, the Holder shall be deemed to have irrevocably elected clause (ii) above. If the De-SPAC Transaction is abandoned or is not consummated for any reason, any election or deemed election to convert this Note in connection with such De-SPAC Transaction shall lapse and be of no further force or effect, and this Note shall remain outstanding in accordance with its terms with respect to any portion of this Note that has not been repaid, converted or otherwise satisfied in accordance with the applicable election procedures.

(c) Registration Statement; Book-Entry. In connection with any De-SPAC Transaction, the Company shall cause the Common Stock issued or issuable upon conversion of this Note and the Other Notes (the “Conversion Shares”) to be included as registrable shares on the registration statement on Form S-4 filed with the SEC in connection with such De-SPAC Transaction (to the extent permitted by applicable SEC rules) and shall use commercially reasonable efforts to cause such registration statement to be declared effective and to keep such Conversion Shares covered by an effective registration statement until all Conversion Shares have been resold or are freely tradable without restriction under Rule 144 of the Securities Act. The Company shall maintain a register (the “Register”) for the recordation of the names and addresses of the holders of each Note and the principal amount of the Notes held by such holders (the “Registered Notes”). The entries in the Register shall be conclusive and binding for all purposes absent manifest error. The Company and the holders of the Notes shall treat each Person whose name is recorded in the Register as the owner of a Note for all purposes (including, without limitation, the right to receive payments of Principal and Interest hereunder) notwithstanding notice to the contrary. A Registered Note may be assigned, transferred or sold in whole or in part only by registration of such assignment or sale on the Register. Upon its receipt of a written request to assign, transfer or sell all or part of any Registered Note by the holder thereof and subject to the holder’s compliance with Section 12, the Company shall record the information contained therein in the Register and issue one or more new Registered Notes in the same aggregate principal amount as the principal amount of the surrendered Registered Note to the designated assignee or transferee pursuant to Section 13, provided that if the Company does not so record an assignment, transfer or sale (as the case may be) of all or part of any Registered Note within two (2) Business Days of its receipt of such a request, then the Register shall be automatically updated to reflect such assignment, transfer or sale (as the case may be). The Holder and the Company shall maintain records showing the Principal and Interest converted and/or paid (as the case may be) and the dates of such conversion and/or payments (as the case may be) or shall use such other method, reasonably satisfactory to the Holder and the Company, so as not to require physical surrender of this Note upon conversion.

(d) No Fractional Shares; Transfer Taxes. The Company shall not issue any fraction of a share of Common Stock upon any conversion. If the issuance would result in the issuance of a fraction of a share of Common Stock, the Company shall round-up such fraction of a share of Common Stock up to the nearest whole share. The Company shall pay any and all transfer, stamp, issuance and similar taxes that may be payable with respect to the issuance and delivery of Common Stock upon any conversion.

4. RESERVED.

5. RIGHTS UPON EVENT OF DEFAULT.

(a) Event of Default. Each of the following events shall constitute an “Event of Default”:

(i) the Company’s failure to convert this Note in strict compliance with Section 3;

(ii) the Company’s failure to pay to the Holder any amount of Principal, Interest when and as due under this Note or any other agreement, document, certificate or other instrument delivered in connection with the transactions contemplated hereby and thereby, including, but not limited to, any Transaction Document, except, in the case of a failure to pay Principal or Interest when and as due, in which case only if such failure remains uncured for a period of at least ten (10) calendar days;

(iii) the occurrence of any default under any Indebtedness of the Company in excess of $500,000 which results in redemption of or acceleration prior to maturity of such Indebtedness of the Company;

(iv) liquidation proceedings shall be instituted by or against the Company and, if instituted against the Company by a third party, shall not be dismissed within sixty (60) calendar days of their initiation;

(v) bankruptcy, insolvency, reorganization or other proceedings for the relief of debtors shall be instituted against the Company and shall not be dismissed within sixty (60) calendar days of their initiation;

(vi) the commencement by the Company of a voluntary case or proceeding under any applicable federal, state or foreign bankruptcy, insolvency, reorganization or other similar law or the consent by it to the entry of a decree, order, judgment or other similar document in respect of the Company in an involuntary case or proceeding under any applicable federal, state or foreign bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable federal, state or foreign law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the execution of a composition of debts, or the occurrence of any other similar federal, state or foreign proceeding, or the admission by it in writing of its inability to pay its debts generally as they become due, the taking of corporate action by the Company in furtherance of any such action;

(vii) the entry by a court of (i) a decree, order, judgment or other similar document in respect of the Company of a voluntary or involuntary case or proceeding under any applicable federal, state or foreign bankruptcy, insolvency, reorganization or other similar law; or (ii) a decree, order, judgment or other similar document adjudging the Company as bankrupt or insolvent, or approving as properly filed a petition seeking liquidation, reorganization, arrangement, adjustment or composition of or in respect of the Company under any applicable federal, state or foreign law; or (iii) a decree, order, judgment or other similar document appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree, order, judgment or other similar document or any such other decree, order, judgment or other similar document unstayed and in effect for a period of sixty (60) consecutive calendar days;

(viii) a final judgment or judgments for the payment of money aggregating in excess of $500,000 are rendered against the Company and which judgments are not, within sixty (60) calendar days after the entry thereof, bonded, discharged or stayed pending appeal, or are not discharged within sixty (60) calendar days after the expiration of such stay;

(ix) the Company fails to pay, when due, or within any applicable grace period, any payment with respect to any Indebtedness in excess of $500,000 due to any third party (other than, with respect to unsecured Indebtedness only, payments contested by the Company in good faith by proper proceedings and with respect to which adequate reserves have been set aside for the payment thereof in accordance with GAAP) or is otherwise in breach or violation of any agreement for monies owed or owing in an amount in excess of $500,000, which breach or violation results in a declaration of a default or acceleration of amounts due thereunder;

(x) other than as specifically set forth in another clause of this Section 5(a), the Company breaches any material representation, warranty, covenant or other term or condition of any Transaction Document, except, in the case of a breach of a covenant or other term or condition that is curable, only if such breach remains uncured for a period of thirty (30) calendar days after actual knowledge of the Company of such breach;

(xi) the validity or enforceability of any provision of any Transaction Document shall be contested by the Company, or a proceeding shall be commenced by the Company seeking to establish the invalidity or unenforceability thereof

(xii) the Security Documents shall for any reason, except (A) to the extent permitted by the terms hereof or thereof, or (B) as a result of the act or omission of Holder or the holder of any Other Note and not materially related to the failure of the Company to satisfy or tender to satisfy its obligations under the Security Documents, fail or cease to create a separate valid and perfected Lien on the Collateral (as defined in the Security Agreement) in favor of each of the Secured Parties (as defined in the Security Agreement) to the extent and in the manner set forth in the Transaction Documents (including, without limitation, the Security Agreement and the other Security Documents) and such breach remains uncured for a period of three (3) Business Days after notice from Holder or the holder of any Other Note of such failure or ceasing; or

(xiii) any Event of Default (as defined in the Other Notes) occurs with respect to any Other Notes.

(b) Notice of an Event of Default. Upon the occurrence of an Event of Default with respect to this Note or any Other Note, the Company shall within three (3) Business Days deliver written notice thereof via email and overnight courier (with next day delivery specified) (an “Event of Default Notice”) to the Holder. At any time after the earlier of the Holder’s receipt of an Event of Default Notice and the Holder becoming aware of an Event of Default, the Holder may, by notice to the Company, declare this Note to be forthwith due and payable, whereupon the Principal and all accrued and unpaid Interest thereon, plus all costs of enforcement and collection (including court costs and reasonable attorney’s fees), shall immediately become and be forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Company.

6. NONCIRCUMVENTION. The Company hereby covenants and agrees that the Company will not, by amendment of its Certificate of Incorporation or Bylaws or through any reorganization, transfer of assets, consolidation, merger, scheme of arrangement, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Note, and will at all times in good faith carry out all of the provisions of this Note and take all action as may be required to protect the rights of the Holder of this Note. Without limiting the generality of the foregoing, so long as any of the Notes remain outstanding, the Company (i) shall not increase the par value of any shares of Common Stock receivable upon conversion of this Note above the Conversion Price then in effect and (ii) shall take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable shares of Common Stock upon the conversion of this Note.

7. RESERVATION OF AUTHORIZED SHARES.

(a) Reservation. The Company shall at all times reserve and keep available out of its authorized but unissued shares Common Stock, solely for the purpose of effecting the conversion of the Note, no less than one hundred ten percent (110%) of the maximum number of shares issuable on conversion of the Note (the “Required Reserve Amount”).

(b) Insufficient Authorized Shares. If, notwithstanding Section 7(a), and not in limitation thereof, at any time while any of the Notes remain outstanding the Company does not have a sufficient number of authorized and unreserved shares of Common Stock to satisfy its obligation to reserve a number of shares of Common Stock equal to the Required Reserve Amount (an “Authorized Share Failure”), then the Company shall immediately take all action within its power necessary to increase the Company’s authorized shares of Common Stock to an amount sufficient to allow the Company to reserve the Required Reserve Amount for the Notes then outstanding, including without limitation using its best efforts to secure necessary Board of Directors and stockholder approvals, as further described below, to appropriately amend the Company’s Certificate of Incorporation to provide for such increase. Without limiting the generality of the foregoing sentence, if not earlier approved by written consent of the stockholders, as soon as practicable after the date of the occurrence of an Authorized Share Failure, but in no event later than seventy (70) calendar days after the occurrence of such Authorized Share Failure, the Company shall hold a meeting of its stockholders for the approval of an increase in the number of authorized shares of Common Stock; in connection with any such meeting, the Company shall provide each stockholders with a proxy statement and shall use its best efforts to solicit its stockholders’ approval of such increase in authorized shares of Common Stock and to cause its Board of Directors to recommend to the stockholders that they approve such proposal.

8. COVENANTS. Until all of the Notes have been converted or otherwise satisfied in accordance with their terms:

(a) Absolute Obligation; Ranking. Except as expressly provided herein, including Section 10, no provision of this Note shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, liquidated damages and accrued interest on, as applicable, this Note at the time, place, and rate, and in the coin or currency, herein prescribed. This Note: (i) is a direct debt obligation of the Company; (ii) is secured on a second-priority basis under the Security Agreement; (iii) ranks pari passu with all other Notes now or hereafter issued under the terms of the Securities Purchase Agreement; and (iv) is subordinate and junior in right of payment and lien priority to the Senior Debt and the Senior Liens.

(b) New Subsidiaries. Simultaneously with the acquisition or formation of each New Subsidiary, the Company shall cause such New Subsidiary to execute, and deliver to each holder of Notes, all joinders to, or as applicable additional, Security Documents (as defined in the Security Agreement) as requested by the Holder. The Company shall not, directly or indirectly, acquire or form any New Subsidiary if such New Subsidiary would not be wholly-owned, directly or indirectly, by the Company.

(c) Announcement of a Non-Alexander IPO; De-SPAC Election. After such time as the Company publicly announces that it will consummate a Non-Alexander IPO, it shall send a notice to the Holder (the “Go-Public Notice”) of the proposed consummation date of the Non-Alexander IPO (the expected date of such consummation, the “Announced Go-Public Date”), but such Go-Public Notice shall be dispatched in any event no later than ten (10) calendar days prior to such Announced Go-Public Date. To the extent that the Announced Go-Public Date is subsequently advanced or delayed, the Company shall send an amended Go-Public Notice of the revised proposed consummation date of the Non-Alexander IPO to the Holder; provided, however, that the Company may not advance the Announced Go-Public Date to a date less than five (5) Business Days after the date of the latest amending Go-Public Notice. Except in connection with a Non-Alexander IPO, the Notes shall convert automatically in accordance with the terms hereof and no Conversion Notice shall be required from the Holder.

(d) Additional Covenants: As long as any portion of this Note remains outstanding, unless the holders of a majority in original Principal of the then outstanding Notes shall have otherwise given prior written consent, the Company shall not, and shall not permit any of its Subsidiaries (if any) to, directly or indirectly:

(i) other than Permitted Indebtedness, enter into, create, incur, assume, guarantee or suffer to exist any Indebtedness;

(ii) amend its charter documents, including, without limitation, its certificate of incorporation and bylaws, in any manner that materially and adversely affects any rights of the Holder unless consented to by the Holder;

(iii) repay, repurchase or offer to repay, repurchase or otherwise acquire more than a de minimis number of shares of its Common Stock or Common Stock Equivalents other than as to (i) the Conversion Shares or Warrant Shares as permitted or required under the Transaction Documents, (ii) repurchases of Common Stock or Common Stock Equivalents of departing officers and directors of the Company, provided that such repurchases shall not exceed an aggregate of $50,000 for all officers and directors during the term of this Note, (iii) repurchases of Common Stock or Common Stock Equivalents, pursuant to existing repurchase agreements, provided that such repurchases shall not exceed an aggregate of $50,000 during the term of this Note, or (iv) shares of Common Stock and Common Stock Equivalents which do not vest or are otherwise forfeited, provided (in case of forfeiture) that such Common Stock and Common Stock Equivalents are not acquired for cash;

(iv) repay, repurchase or offer to repay, repurchase or otherwise acquire any Indebtedness, other than Permitted Indebtedness, other than (a) regularly scheduled principal and interest payments as such terms are in effect as of the Original Issue Date, and (b) prepayments of the Treasury Loan Agreement or the Other Notes, provided that such payments shall not be permitted if, at such time, or after giving effect to such payment, any Event of Default exist or occur;

(v) pay cash dividends or distributions on any equity securities of the Company;

(vi) enter into any material transaction with any Affiliate of the Company, unless such transaction is made on an arms-length basis and expressly approved by a majority of the disinterested directors of the Company (even if less than a quorum otherwise required for board approval);

(vii) create, permit or suffer to exist any Lien on any of its or any Subsidiaries properties and assets other than (x) Permitted Liens (as defined in the Security Agreement), including Senior Liens securing Senior Debt, and (y) Liens that are fully subordinated to the Liens granted under the Security Agreement, subject in each case to Section 10; or

(viii) enter into any agreement with respect to any of the foregoing.

9. SECURITY. This Note and the Other Notes are secured by second-priority Liens on the Collateral to the extent and in the manner set forth in the Transaction Documents (including, without limitation, the Security Agreement and the other Security Documents), subject in all respects to the payment and lien subordination provisions set forth in Section 10 and the Security Documents.

10. SUBORDINATION. This Note and all of the Company’s indebtedness and obligations to the Holder under this Note, whether now existing or hereafter arising (collectively, the “Subordinated Debt”), shall be subordinate and junior in right of payment to all indebtedness, obligations and liabilities of the Company under the Senior Purchase Agreement (as defined in the Security Agreement) and the related loan, note, guaranty, security and other financing documents, including any amendments, restatements, supplements, refinancings or replacements thereof (collectively, the “Senior Debt”). The Holder agrees that, until the Senior Debt has been paid in full in cash and all related commitments have been terminated, (i) the Subordinated Debt shall constitute second-priority secured indebtedness of the Company, (ii) all Liens securing the Subordinated Debt (the “Junior Liens”) shall be subordinate and junior in priority to the Liens securing the Senior Debt (the “Senior Liens”), regardless of the time, manner or order of attachment or perfection, (iii) no payment of principal of, interest on or other amounts in respect of the Subordinated Debt shall be made, and no prepayment, redemption, repurchase, acceleration or enforcement action shall be demanded, accepted or exercised by the Holder, in each case to the extent prohibited by the documents governing the Senior Debt or by any intercreditor or subordination arrangement entered into in connection therewith, and (iv) upon any distribution of the Company’s assets in connection with any liquidation, dissolution, winding up, receivership, assignment for the benefit of creditors, bankruptcy, insolvency or similar proceeding, the holders of the Senior Debt shall be entitled to receive payment in full in cash of the Senior Debt before the Holder is entitled to receive any payment on account of the Subordinated Debt. The Holder irrevocably consents to the incurrence of the Senior Debt, the granting and perfection of the Senior Liens, the subordination of the Junior Liens to the Senior Liens, and the filing of any UCC-3 amendment, termination, assignment or other filing or recordation necessary or advisable to evidence, implement or perfect such priority, subordination or release arrangement, including in connection with any control, possession or delivery requirement under the Security Documents. The Holder authorizes and directs the Collateral Agent, the Company and the Senior Agent to execute and file any such UCC-3 or other filing or recordation without further notice to or consent from the Holder, and agrees to turn over to the Senior Agent for application to the Senior Debt any payment or collateral proceeds received in violation of this Section 10.

11. AMENDING THE TERMS OF THIS NOTE. No provision of this Note may be amended other than by an instrument in writing signed by the Company and the Required Holders, and any amendment to any provision of this Note made in conformity with this Section 11 shall be binding on the Holder and all holders of the Notes. Without limiting the foregoing, the Required Holders may bind the Holder and all holders of the Notes with respect to any amendment, waiver, consent, election, deemed election, direction or other action relating to (i) the subordination of payment rights or lien priority under this Note or the Security Documents, (ii) the incurrence of the Senior Debt and the granting, perfection, release, assignment or subordination of Liens in favor of the holders of Senior Debt or any Senior Agent, including the filing of any UCC-3 amendment, termination or assignment, (iii) any rollover, payoff, conversion or deemed conversion mechanics in connection with an IPO, De-SPAC Transaction or other financing, and (iv) any inclusion of Conversion Shares in a registration statement on Form S-4 or other resale registration statement. No amendment or waiver shall reduce the Principal Amount of this Note, reduce the Interest Rate, change the Maturity Date, reduce the Conversion Amount or adversely and disproportionately affect the Holder relative to other holders of Notes, in each case without the Holder’s prior written consent; provided that any amendment, waiver, consent, election, deemed election, direction or other action described in clauses (i) through (iv) above that applies ratably to the Notes shall not be deemed to adversely and disproportionately affect the Holder or impose an obligation or liability requiring the Holder’s separate consent. No waiver of any provision of this Note shall be effective unless it is in writing and signed by an authorized representative of the waiving party; provided that the Required Holders may waive any provision of this Note, and any waiver made in conformity with this Section 11 shall be binding on the Holder and all holders of the Notes. No amendment to or waiver of any provision of this Note shall amend or waive any provision of any other Transaction Document except as expressly set forth in the applicable amendment or waiver.

12. TRANSFER. This Note and the Conversion Shares may be offered, sold, assigned or transferred by the Holder without the consent of the Company, subject only to the provisions of Section 2(g) of the Securities Purchase Agreement and any other restrictions that may be mutually agreed by the Company and the Holder hereof. Notwithstanding anything in this Note to the contrary, neither this Note nor any Conversion Shares may be sold, assigned or transferred by the Holder unless the recipient of such Note or Conversion Shares agrees in writing to be bound by the terms and conditions of Section 4.1(a) of the Securities Purchase Agreement

13. REISSUANCE OF THIS NOTE.

(a) Transfer. If this Note is to be transferred, the Holder shall surrender this Note to the Company, whereupon the Company will forthwith issue and deliver upon the order of the Holder a new Note (in accordance with Section 13(d)), registered as the Holder may request, representing the outstanding Principal being transferred by the Holder and, if less than the entire outstanding Principal is being transferred, a new Note (in accordance with Section 13(d)) to the Holder representing the outstanding Principal not being transferred.

(b) Lost, Stolen or Mutilated Note. Upon receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Note (as to which a written certification and the indemnification contemplated below shall suffice as such evidence), and, in the case of loss, theft or destruction, of any indemnification undertaking by the Holder to the Company in customary and reasonable form and, in the case of mutilation, upon surrender and cancellation of this Note, the Company shall execute and deliver to the Holder a new Note (in accordance with Section 13(d)) representing the outstanding Principal.

(c) Note Exchangeable for Different Denominations. This Note is exchangeable, upon the surrender hereof by the Holder at the principal office of the Company, for a new Note or Notes (in accordance with Section 13(d) and in principal amounts of at least $1,000) representing in the aggregate the outstanding Principal of this Note, and each such new Note will represent such portion of such outstanding Principal as is designated by the Holder at the time of such surrender.

(d) Issuance of New Notes. Whenever the Company is required to issue a new Note pursuant to the terms of this Note, such new Note (i) shall be of like tenor with this Note, (ii) shall represent, as indicated on the face of such new Note, the Principal remaining outstanding (or in the case of a new Note being issued pursuant to Section 13(a) or Section 13(c), the Principal designated by the Holder which, when added to the principal represented by the other new Notes issued in connection with such issuance, does not exceed the Principal remaining outstanding under this Note immediately prior to such issuance of new Notes), (iii) shall have an issuance date, as indicated on the face of such new Note, which is the same as the Issuance Date of this Note, (iv) shall have the same rights and conditions as this Note, and (v) shall represent accrued and unpaid Interest on the Principal of this Note, from the Issuance Date.

14. REMEDIES, CHARACTERIZATIONS, OTHER OBLIGATIONS, BREACHES AND INJUNCTIVE RELIEF. The remedies provided in this Note shall be cumulative and in addition to all other remedies available under this Note and any of the other Transaction Documents at law or in equity (including a decree of specific performance and/or other injunctive relief); provided, the Holder shall not be entitled to any duplication or multiplication of damages. The Company covenants to the Holder that there shall be no characterization concerning this instrument other than as expressly provided herein. Amounts set forth or provided for herein with respect to payments, conversion and the like (and the computation thereof) shall be the amounts to be received by the Holder and shall not, except as expressly provided herein or in the other Transaction Documents, be subject to any other obligation of the Company (or the performance thereof). The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Holder and that the remedy at law for any such breach may be inadequate. The Company therefore agrees that, in the event of any such breach or threatened breach, the Holder shall be entitled, in addition to all other available remedies, to an injunction restraining any such breach or any such threatened breach, without the necessity of showing economic loss and without any bond or other security being required. The Company shall provide all information and documentation to the Holder that is reasonably requested by the Holder to enable the Holder to confirm the Company’s compliance with the terms and conditions of this Note (including, without limitation, compliance with Section 5).

15. PAYMENT OF COLLECTION, ENFORCEMENT AND OTHER COSTS. If (a) this Note is placed in the hands of an attorney for collection or enforcement of the debt evidenced hereby or is collected or enforced through any legal proceeding or the Holder otherwise takes action to collect amounts due under this Note or to enforce the provisions of this Note or (b) there occurs any bankruptcy, reorganization, receivership of the Company or other proceedings affecting Company creditors’ rights and involving a claim under this Note, then the Company shall pay the reasonable costs incurred by the Holder for such collection, enforcement or action or in connection with such bankruptcy, reorganization, receivership or other proceeding, including, without limitation, reasonable attorneys’ fees and disbursements.

16. CONSTRUCTION; HEADINGS. This Note shall be deemed to be jointly drafted by the Company and the Holder and shall not be construed against any Person as the drafter hereof. The headings of this Note are for convenience of reference and shall not form part of, or affect the interpretation of, this Note.

17. FAILURE OR INDULGENCE NOT WAIVER. No failure or delay on the part of the Holder in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege. No waiver shall be effective unless it is in writing and signed by an authorized representative of the waiving party.

18. DISPUTE RESOLUTION. If the Holder and the Company are unable to agree as to the arithmetic calculation of the Conversion Price the Holder and the Company will confer in good faith to resolve such disagreement and the Company shall promptly issue upon conversion of this Note the number of shares of Common Stock that are uncontested. Thereafter, the Company and Holder will confer in good faith to attempt to reach agreement regarding the Conversion Price with the Required Holders; if the Required Holders and the Company agree in writing upon a Conversion Price, that agreement will be binding on the Holder and all holders of the Other Notes.

19. NOTICES; PAYMENTS.

(a) Notices. Whenever notice is required to be given under this Note, unless otherwise provided herein, such notice shall be given in accordance with Section 4.12 of the Securities Purchase Agreement. The Company shall provide the Holder with prompt written notice of all actions taken pursuant to this Note, including in reasonable detail a description of such action and the reason therefore. Without limiting the generality of the foregoing, the Company will give written notice to the Holder (i) promptly, but in any event within ten (10) calendar days, upon any adjustment of the Conversion Price, setting forth in reasonable detail, and certifying, the calculation of such adjustment and (ii) at least fifteen (15) calendar days prior to the date on which the Company closes its books or takes a record with respect to any dividend or distribution upon the Common Stock.

(b) Payments. Whenever any payment of cash is to be made by the Company to any Person pursuant to this Note, unless otherwise expressly set forth herein, such payment shall be made in lawful money of the United States of America by a check drawn on the account of the Company and sent via overnight courier service to such Person at such address as previously provided to the Company in writing (which address, in the case of each of the Purchasers, shall initially be the address set forth on the Schedule of Purchasers attached to the Securities Purchase Agreement), provided that the Holder may elect to receive a payment of cash via wire transfer of immediately available funds by providing the Company with prior written notice setting out such request and the Holder’s wire transfer instructions. Whenever any amount expressed to be due by the terms of this Note is due on any day which is not a Business Day, the same shall instead be due on the next succeeding day which is a Business Day.

20. CANCELLATION. After all Principal, accrued Interest and other amounts at any time owed on this Note have been paid or converted in full, this Note shall automatically be deemed canceled, shall be surrendered promptly, but in any event within ten (10) calendar days, to the Company by the Holder for cancellation and shall not be reissued.

21. WAIVER OF NOTICE. To the extent permitted by law, the Company hereby irrevocably waives demand, notice, presentment, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note.

22. GOVERNING LAW. This Note shall be construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Note shall be governed by, the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. The Company hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. In the event that any provision of this Note is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of this Note. Nothing contained herein shall be deemed or operate to preclude the Holder from bringing suit or taking other legal action against the Company in any other jurisdiction to collect on the Company’s obligations to the Holder, to realize on any collateral or any other security for such obligations, or to enforce a judgment or other court ruling in favor of the Holder. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS NOTE OR ANY TRANSACTION CONTEMPLATED HEREBY.

23. CERTAIN DEFINITIONS. For purposes of this Note, the following terms shall have the following meanings:

(a) “Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed.

(b) “Closing Date” shall have the meaning set forth in the Securities Purchase Agreement, which date is the date the Company initially issued Notes pursuant to the terms of the Securities Purchase Agreement.

(c) “Common Stock” means (i) (a) in the case of an IPO, the Company’s shares of common stock, $0.001 par value per share, or (b) in the case of a De-SPAC Transaction, the shares of common stock of the publicly traded combined company following the closing of such De-SPAC Transaction and (ii) any capital stock into which such common stock shall have been changed or any share capital resulting from a reclassification of such common stock.

(d) “Conversion Amount” means the sum of the outstanding and unpaid Principal plus all accrued and unpaid Interest thereon plus, if any, other unpaid amounts due under this Note.

(e) “GAAP” means United States generally accepted accounting principles, consistently applied.

(f) “IPO” means a firm commitment underwritten initial public offering of the Company’s Common Stock pursuant to a registration statement filed on Form S-1 (or any successor from thereto) that is declared effective by the SEC and consummated prior to the Maturity Date.

(g) “IPO Price to Public” means the price to public specified in the IPO registration statement.

(h) “Interest Rate” means eight percent (8%) per annum, as may be adjusted from time to time in accordance with Section 2.

(i) “Maturity Date” shall mean November 30, 2026.

(j) “New Subsidiary” means, as of any date of determination, any Person in which the Company after the Closing Date, directly or indirectly, (i) owns or acquires any of the outstanding capital stock or holds any equity or similar interest of such Person or (ii) controls or operates all or any part of the business, operations or administration of such Person, and all of the foregoing, collectively, “New Subsidiaries.”

(k) “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity or a government or any department or agency thereof.

(l) “Permitted Indebtedness” means: (i) the Indebtedness evidenced by the Notes, (ii) Indebtedness referenced in Schedule 3.1(w) of the Securities Purchase Agreement, and (iii) Indebtedness incurred under the Senior Purchase Agreement and constituting Senior Debt.

(m) “Required Holders” means holders of Notes having principal amounts in the aggregate that are at least equal to fifty percent (50%) of the aggregate principal amounts of all Notes then outstanding.

(n) “SEC” means the United States Securities and Exchange Commission or the successor thereto.

(o) “Securities Purchase Agreement” means that certain securities purchase agreement, dated as of August 19, 2025, and April 20, 2026, and accepted by the Company with respect to the Holder on August 19, 2025, September 5, 2025, September 15, 2025, September 29, 2025, April 20, 2026, by and among the Company and the purchasers party thereto, pursuant to which the Company issued the Notes, as amended by that certain Omnibus Amendment to Securities Purchase Agreement, Security Agreement, Warrants and Notes, dated as of July 30, 2026, and as may be further amended from time to time.

(p) “Security Agreement” means that certain security agreement, dated as of August 19, 2025, April 20, 2026, by and among the Company and the initial holders of the Notes, as amended by that certain Omnibus Amendment to Securities Purchase Agreement, Security Agreement, Warrants and Notes, dated as of July 30, 2026, and as may be further amended from time to time.

24. MAXIMUM PAYMENTS. Nothing contained in this Note shall, or shall be deemed to, establish or require the payment of a rate of interest or other charges in excess of the maximum permitted by applicable law. In the event that the rate of interest required to be paid or other charges under this Note exceeds the maximum permitted by such law, any payments in excess of such maximum shall be credited against amounts owed by the Company to the Holder and thus refunded to the Company.

25. MOST-FAVORED NATION. Section 4.9 of the Securities Purchase Agreement is incorporated by reference herein.

[Signature page follows]

IN WITNESS WHEREOF, the Company has caused this Note to be duly executed as of the Amended and Restated Issuance Date set out above.

SPACE-EYES, INC.,
a Delaware corporation

By:
Name:
Title:

Exhibit B

Form of Amended and Restated Warrant

(see attached)

NEITHER THIS SECURITY NOR THE SECURITIES FOR WHICH THIS SECURITY IS EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THIS SECURITY AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.

AMENDED AND RESTATED COMMON STOCK PURCHASE WARRANT

SPACE-EYES, INC.

Warrant Shares: (1) if the Holder holds any Notes on the closing date of an IPO or De-SPAC Transaction (as defined below), a number of shares of Common Stock equal to fifty percent (50%) of the Conversion Shares issued or issuable to such Holder on such closing date; or (2) if the Holder does not hold any Notes on the closing date of an IPO or De-SPAC Transaction, a number of shares of Common Stock equal to fifty percent (50%) of the Conversion Shares that would have been issued or issuable to such Holder on such closing date had such Holder continued to hold such Notes through such closing date.

Original Issuance Date: August 19, 2025, September 5, 2025, September 15, 2025, September 29, 2025, and April 20, 2026

Amended and Restated Issuance Date: [___________], 2026

Warrant No: [___________]

THIS AMENDED AND RESTATED COMMON STOCK PURCHASE WARRANT (the “Warrant”) certifies that, for value received, [__________], or its assigns (the “Holder”) is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time on or after the date of the closing of the earlier of an IPO or a De-SPAC Transaction (the “Initial Exercise Date”) and on or prior to the close of business on the five (5) year anniversary of the closing of an IPO or a De-SPAC Transaction, as the case may be (the “Termination Date”), but not thereafter, to subscribe for and purchase from SPACE-EYES, INC., a Delaware corporation (the “Company”), in connection with an IPO, or from the publicly traded combined company in connection with a De-SPAC Transaction, up to the number of shares of Common Stock determined as set forth above under the caption “Warrant Shares”. The purchase price of one share of Common Stock under this Warrant shall be equal to the Exercise Price, as defined in Section 2(b). This Warrant amends, restates, replaces and supersedes that certain Common Stock Purchase Warrant issued to the Holder on August 19, 2025, September 5, 2025, September 15, 2025, September 29, 2025, and April 20, 2026.

Section 1. Definitions. Capitalized terms used and not otherwise defined herein shall have the meanings set forth in that certain Securities Purchase Agreement (the “Purchase Agreement”), dated August 19, 2025, and accepted by the Company with respect to the Holder on August 19, 2025, September 5, 2025, September 15, 2025, and September 29, 2025, and dated April 20, 2026, and accepted by the Company with respect to the Holder on April 20, 2026, among the Company and the purchasers signatory thereto. For purposes of this Warrant: (i) “Common Stock” means (A) in the case of an IPO, the Company’s common stock, par value $0.001 per share, and (B) in the case of a De-SPAC Transaction, the common stock of the publicly traded combined company following the closing of such De-SPAC Transaction; (ii) “Conversion Shares” means the shares of Common Stock issued or issuable to the Holder upon conversion of all or any portion of the Note pursuant to the Note or the Election Notice; (iii) “Election Notice” means the Secured Convertible Note Election Notice executed or deemed delivered by the Holder with respect to the Purchase Agreement; (iv) “Note” means the Senior Secured Convertible Note, as amended and restated or otherwise modified from time to time, issued by the Company in favor of the Holder; (v) “Payoff Amount” has the meaning set forth in the Election Notice; (vi) “S-4 Registration Statement” means the registration statement on Form S-4 filed with the Securities and Exchange Commission in connection with the De-SPAC Transaction, including any amendments or supplements thereto; and (vii) “Warrant Resale Registration Statement” means any registration statement on Form S-1 (or any successor resale registration statement) covering the resale of the Warrant Shares, as contemplated by Section 5(d), including any amendments or supplements thereto.

Section 2. Exercise.

(a) Exercise of the purchase rights represented by this Warrant may be made, in whole or in part, at any time or times on or after the Initial Exercise Date and on or before the Termination Date by delivery to the Company (or such other office or agency of the Company as it may designate by notice in writing to the registered Holder at the address of the Holder appearing on the books of the Company) of a duly executed facsimile copy or PDF copy submitted by e-mail (or e-mail attachment) of the Notice of Exercise in the form annexed hereto (the “Notice of Exercise”). Within two (2) Trading Days following the date of exercise as aforesaid, the Holder shall deliver the aggregate Exercise Price for the shares specified in the applicable Notice of Exercise by wire transfer or cashier’s check drawn on a United States bank unless the cashless exercise procedure specified in Section 2(c) below is specified in the applicable Notice of Exercise. Notwithstanding anything herein to the contrary, the Holder shall not be required to physically surrender this Warrant to the Company until the Holder has purchased all of the Warrant Shares available hereunder and the Warrant has been exercised in full, in which case, the Holder shall surrender this Warrant to the Company for cancellation within three (3) Trading Days of the date the final Notice of Exercise is delivered to the Company. Partial exercises of this Warrant resulting in purchases of a portion of the total number of Warrant Shares available hereunder shall have the effect of lowering the outstanding number of Warrant Shares purchasable hereunder in an amount equal to the applicable number of Warrant Shares purchased. The Holder and the Company shall maintain records showing the number of Warrant Shares purchased and the date of such purchases. The Company shall deliver any objection to any Notice of Exercise Form within one (1) Trading Day of delivery of such notice. The Holder and any assignee, by acceptance of this Warrant, acknowledge and agree that, by reason of the provisions of this paragraph, following the purchase of a portion of the Warrant Shares hereunder, the number of Warrant Shares available for purchase hereunder at any given time may be less than the amount stated on the face hereof.

(b) Exercise Price. The exercise price per share of Common Stock under this Warrant shall be (i) one hundred and ten percent (110%) of the initial public offering price at which the shares of Common Stock are sold in an IPO or (ii) $11.00 per share of Common Stock of the publicly traded combined company in the case of a De-SPAC Transaction (which equals two times the $5.50 conversion price applicable to the Note under the Election Notice) subject to adjustment hereunder (the “Exercise Price”).

(c) Cashless Exercise. If at any time commencing (i) six months after the Initial Exercise Date, in the case of an IPO, or (ii) one year after the Initial Exercise Date, in the case of a De-SPAC Transaction, in either case, if there is no effective registration statement (including, in the case of a De-SPAC Transaction, the S-4 Registration Statement or the Warrant Resale Registration Statement) registering the issuance or resale of the Warrant Shares, or no current prospectus available for the issuance or resale of the Warrant Shares by the Holder, then this Warrant may also be exercised at the Holder’s election, in whole or in part, at such time by means of a “cashless exercise” in which the Holder shall be entitled to receive a number of Warrant Shares equal to the quotient obtained by dividing [(A-B) (X)] by (A), where:

(A) =	as applicable: (i) the VWAP on the Trading Day immediately preceding the date of the applicable Notice of Exercise if such Notice of Exercise is (1) both executed and delivered pursuant to Section 2(a) hereof on a day that is not a Trading Day or (2) both executed and delivered pursuant to Section 2(a) on a Trading Day prior to the opening of “regular trading hours” (as defined in Rule 600(b)(64) of Regulation NMS promulgated under the federal securities laws) on such Trading Day, (ii) at the option of the Holder, either (y) the VWAP on the Trading Day immediately preceding the date of the applicable Notice of Exercise or (z) the Bid Price of the Common Stock on the principal Trading Market as reported by Bloomberg L.P. as of the time of the Holder’s execution of the applicable Notice of Exercise if such Notice of Exercise is executed during “regular trading hours” on a Trading Day and is delivered within two (2) hours thereafter (including until two (2) hours after the close of “regular trading hours” on a Trading Day) pursuant to Section 2(a) or (iii) the VWAP on the date of the applicable Notice of Exercise if the date of such Notice of Exercise is a Trading Day and such Notice of Exercise is both executed and delivered pursuant to Section 2(a) after the close of “regular trading hours” on such Trading Day;

(B) =	the Exercise Price of this Warrant, as adjusted hereunder; and

(X) =	the number of Warrant Shares that would be issuable upon exercise of this Warrant in accordance with the terms of this Warrant if such exercise were by means of a cash exercise rather than a cashless exercise.

If Warrant Shares are issued in such a cashless exercise, the parties acknowledge and agree that in accordance with Section 3(a)(9) of the Securities Act, the Warrant Shares shall take on the characteristics of the Warrants being exercised, and the holding period of the Warrant Shares being issued may be tacked on to the holding period of this Warrant. The Company agrees not to take any position contrary to this Section 2(c).

“Bid Price” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the bid price of the Common Stock for the time in question (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg L.P. (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)), (b) if OTCQB or OTCQX is not a Trading Market, the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on OTCQB or OTCQX as applicable, (c) if the Common Stock is not then listed or quoted for trading on OTCQB or OTCQX and if prices for the Common Stock are then reported in the “Pink Sheets” published by OTC Markets Group, Inc. (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported, or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Purchasers of a majority in interest of the Securities then outstanding and reasonably acceptable to the Company, the fees and expenses of which shall be paid by the Company.

“VWAP” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg L.P. (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)), (b) if OTCQB or OTCQX is not a Trading Market, the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on OTCQB or OTCQX as applicable, (c) if the Common Stock is not then listed or quoted for trading on OTCQB or OTCQX and if prices for the Common Stock are then reported in the “Pink Sheets” published by OTC Markets Group, Inc. (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported, or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Purchasers of a majority in interest of the Securities then outstanding and reasonably acceptable to the Company, the fees and expenses of which shall be paid by the Company.

(d) Mechanics of Exercise.

(i) Delivery of Warrant Shares Upon Exercise. The Company shall cause the Warrant Shares purchased hereunder to be transmitted by the Transfer Agent to the Holder by crediting the account of the Holder’s prime broker with The Depository Trust Company through its Deposit or Withdrawal at Custodian system (“DWAC”) if the Company is then a participant in such system and either (A) there is an effective registration statement permitting the issuance of the Warrant Shares to or resale of the Warrant Shares by the Holder or (B) the Warrant Shares are eligible for resale by the Holder without volume or manner-of-sale limitations pursuant to Rule 144 (assuming cashless exercise of the Warrants), and otherwise by physical delivery to the address specified by the Holder in the Notice of Exercise by the date that is two (2) Trading Days after the latest of (A) the delivery to the Company of the Notice of Exercise, (B) surrender of this Warrant (if required) and (C) payment of the aggregate Exercise Price as set forth above (including by cashless exercise, if permitted) (such date, the “Warrant Share Delivery Date”). The Warrant Shares shall be deemed to have been issued, and Holder or any other person so designated to be named therein shall be deemed to have become a holder of record of such shares for all purposes, as of the date the Warrant has been exercised, with payment to the Company of the Exercise Price (or by cashless exercise, if permitted) and all taxes required to be paid by the Holder, if any, pursuant to Section 2(d)(vi) prior to the issuance of such shares, having been paid. If the Company fails for any reason to deliver to the Holder the Warrant Shares subject to a Notice of Exercise by the Warrant Share Delivery Date, the Company shall pay to the Holder, in cash, as liquidated damages and not as a penalty, for each $1,000 of Warrant Shares subject to such exercise (based on the volume weighted average price of the Common Stock on the date of the applicable Notice of Exercise), $10 per Business Day (increasing to $20 per Trading Day on the fifth (5th) Business Day after such liquidated damages begin to accrue) for each Business Day after such Warrant Share Delivery Date until such Warrant Shares are delivered or Holder rescinds such exercise. Following consummation of the IPO or a De-SPAC Transaction the Company agrees to maintain a transfer agent that is a participant in the FAST program so long as this Warrant remains outstanding and exercisable. As used herein, “Standard Settlement Period” means the standard settlement period, expressed in a number of Trading Days, on the Company’s primary Trading Market with respect to the Common Stock as in effect on the date of delivery of the Notice of Exercise.

(ii) Delivery of New Warrants Upon Exercise. If this Warrant shall have been exercised in part, the Company shall, at the request of a Holder and upon surrender of this Warrant certificate, at the time of delivery of the Warrant Shares, deliver to the Holder a new Warrant evidencing the rights of the Holder to purchase the unpurchased Warrant Shares called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant.

(iii) Revocation of Exercise. In addition to any other remedies which may be available to the Holder, in the event that the Company fails for any reason to effect delivery of the Warrant Shares by the Warrant Share Delivery Date, the Holder may revoke all or part of the relevant Warrant exercise by delivery of a notice to such effect to the Company, whereupon the Company and the Holder shall each be restored to their respective positions immediately prior to the exercise of the relevant portion of this Warrant, except that the liquidated damages described above shall be payable through the date notice of revocation or rescission is given to the Company.

(iv) Compensation for Buy-In on Failure to Timely Deliver Certificates Upon Exercise. In addition to any other rights available to the Holder, if the Company fails to cause the Transfer Agent to transmit to the Warrant Shares pursuant to an exercise on or before the Warrant Share Delivery Date, and if after such date the Holder is required by its broker to purchase (in an open market transaction or otherwise) or the Holder’s brokerage firm otherwise purchases, shares of Common Stock to deliver in satisfaction of a sale by the Holder of the Warrant Shares which the Holder anticipated receiving upon such exercise (a “Buy-In”), then the Company shall (A) pay in cash to the Holder the amount, if any, by which (x) the Holder’s total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (y) the amount obtained by multiplying (1) the number of Warrant Shares that the Company was required to deliver to the Holder in connection with the exercise at issue times (2) the actual sale price at which the sell order giving rise to such purchase obligation was executed (including any brokerage commissions), and (B) at the option of the Holder, either reinstate the portion of the Warrant and equivalent number of Warrant Shares for which such exercise was not honored (in which case such exercise shall be deemed rescinded) or deliver to the Holder the number of shares of Common Stock that would have been issued had the Company timely complied with its exercise and delivery obligations hereunder. For example, if the Holder purchases shares of Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted exercise of shares of Common Stock with an aggregate sale price giving rise to such purchase obligation of $10,000, under clause (A) of the immediately preceding sentence the Company shall be required to pay the Holder $1,000. The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy-In and, upon request of the Company, evidence of the amount of such loss. Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver shares of Common Stock upon exercise of the Warrant as required pursuant to the terms hereof.

(v) No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. As to any fraction of a share which the Holder would otherwise be entitled to purchase upon such exercise, the Company shall, at its election, either pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Exercise Price or round up to the next whole share.

(vi) Charges, Taxes and Expenses. Issuance of Warrant Shares shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such Warrant Shares, all of which taxes and expenses shall be paid by the Company, and such Warrant Shares shall be issued in the name of the Holder or in such name or names as may be directed by the Holder; provided, however, that in the event that Warrant Shares are to be issued in a name other than the name of the Holder, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the Holder and the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto. The Company shall pay all Transfer Agent fees required for same-day processing of any Notice of Exercise and all fees to the Depository Trust Company (or another established clearing corporation performing similar functions) required for same-day electronic delivery of the Warrant Shares. The Company shall pay all attorney fees required for the issuance of attorney legal opinions for removal of restrictive legends on Warrant Shares.

(vii) Closing of Books. The Company will not close its stockholder books or records in any manner which prevents the timely exercise of this Warrant, pursuant to the terms hereof.

(e) Holder’s Exercise Limitations. Notwithstanding anything to the contrary contained herein, the Company shall not effect any exercise of this Warrant, and the Holder shall not have the right to exercise any portion of this Warrant, pursuant to Section 2 or otherwise, to the extent that after giving effect to such exercise, the Holder together with the other Attribution Parties collectively would beneficially own in excess of 9.99% (the “Beneficial Ownership Limitation”) of the number of shares of Common Stock outstanding immediately after giving effect to such exercise. For purposes of the foregoing sentence, the aggregate number of shares of Common Stock beneficially owned by the Holder and the other Attribution Parties shall include the number of shares of Common Stock held by the Holder and all other Attribution Parties plus the number of shares of Common Stock issuable upon exercise of this Warrant with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (i) exercise of the remaining, nonexercised portion of this Warrant beneficially owned by the Holder or any other Attribution Party and (ii) exercise or conversion of the unexercised or nonconverted portion of any other securities of the Company beneficially owned by the Holder or any other Attribution Party subject to a limitation on conversion or exercise analogous to the limitation contained in this Section 2(e). For purposes of this Section 2(e), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act. “Attribution Parties” means, collectively, (A) any investment vehicle, including any funds, feeder funds or managed accounts, currently or from time to time after the date hereof directly or indirectly managed or advised by the Holder’s investment manager or any of its Affiliates or principals, (B) any direct or indirect Affiliates of the Holder or any of the foregoing, (C) any Person acting or who could be deemed to be acting as a “group” within the meaning of Section 13(d)(3) of the Exchange Act together with the Holder or any of the foregoing and (D) any other Persons whose beneficial ownership of Common Stock would or could be aggregated with the Holder’s and the other Attribution Parties for purposes of Section 13(d) of the Exchange Act. For purposes of this Warrant, in determining the number of outstanding shares of Common Stock the Holder may acquire without exceeding the Beneficial Ownership Limitation, the Holder may rely on the number of outstanding shares of Common Stock as reflected in (x) the Company’s most recent Annual Report on Form 10-K, Quarterly Report on Form 10-Q, Current Report on Form 8-K or other public filing with the Commission, (y) a more recent public announcement by the Company or (z) any other written notice by the Company or the Transfer Agent setting forth the number of shares of Common Stock outstanding. For any reason at any time, upon the written or oral request of the Holder, the Company shall within one (1) Trading Day confirm in writing or by electronic mail to the Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Warrant, by the Holder and any other Attribution Party since the date as of which such number of outstanding shares of Common Stock was reported. In the event that the issuance of shares of Common Stock to the Holder upon exercise of this Warrant results in the Holder and the other Attribution Parties being deemed to beneficially own, in the aggregate, more than the Beneficial Ownership Limitation, the number of shares so issued by which the Holder’s and the other Attribution Parties’ aggregate beneficial ownership exceeds the Beneficial Ownership Limitation shall be deemed null and void and shall be cancelled ab initio, and the Holder shall not have the power to vote or transfer such excess shares. Upon delivery of a written notice to the Company, the Holder may from time to time increase or decrease the Beneficial Ownership Limitation to any other percentage not in excess of 9.99% as specified in such notice; provided that any increase in the Beneficial Ownership Limitation will not be effective until the sixty-first (61st) day after such notice is delivered to the Company. The limitation contained in this paragraph may not be waived and shall apply to a successor holder of this Warrant. “Common Stock Equivalents” means any securities of the Company which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, right, option, warrant or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

(f) Treatment in De-SPAC Transaction. Whether or not the Holder elects to convert all or any portion of the Note pursuant to the Election Notice, effective as of the closing of the De-SPAC Transaction, this Warrant shall be assumed by the publicly traded combined company and shall thereafter be exercisable for the Warrant Shares of such publicly traded combined company.

Section 3. Certain Adjustments. The Exercise Price and number of Warrant Shares issuable upon exercise of this Warrant are subject to adjustment from time to time as set forth in this Section 3. For purposes of this Section 3, “Exempt Issuance” means the issuance of (a) shares of Common Stock, restricted stock, restricted stock units or options to employees, officers, consultants or directors of the Company pursuant to any stock or option plan duly adopted for such purpose, and (b) securities upon the exercise or exchange of or conversion of this Warrant or the Senior Secured Convertible Notes issued pursuant to the Purchase Agreement, including any shares of Common Stock issued upon conversion of any such Notes pursuant to the Election Notice or in connection with the De-SPAC Transaction, warrants issued to the Placement Agent in connection with the transactions contemplated by the Purchase Agreement and any securities upon exercise of warrants to the Placement Agent and/or other securities exercisable or exchangeable for or convertible into shares of Common Stock issued and outstanding on the date of this Warrant, provided that such securities have not been amended since the date of this Warrant to increase the number of such securities or to decrease the exercise price, exchange price or conversion price of such securities (other than in connection with stock splits or combinations) or to extend the term of such securities.

(a) Stock Dividends and Splits. If the Company, at any time following the closing of the IPO or a De-SPAC Transaction and while this Warrant is outstanding, (i) pays a stock dividend on its Common Stock or otherwise makes a distribution on any class of capital stock that is payable in shares of Common Stock, (ii) subdivides its outstanding shares of Common Stock into a larger number of shares, or (iii) combines its outstanding shares of Common Stock into a smaller number of shares, then in each such case the Exercise Price shall be multiplied by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately before such event and the denominator of which shall be the number of shares of Common Stock outstanding immediately after such event. Any adjustment made pursuant to clause (i) of this paragraph shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution, and any adjustment pursuant to clause (ii) or (iii) of this paragraph shall become effective immediately after the effective date of such subdivision or combination.

(b) Subsequent Equity Sales. If the Company, at any time following the closing of the IPO or a De-SPAC Transaction and while this Warrant is outstanding, issues or sells, announces any offer, sale, or other disposition of, or in accordance with this Section 3 is deemed to have issued, sold or granted, any shares of Common Stock and/or Common Stock Equivalents (including the issuance or sale of shares of Common Stock owned or held by or for the account of the Company, but excluding any securities issued or sold or deemed to have been issued or sold solely in connection with an Exempt Issuance) for a consideration per share (the “New Issuance Price”) less than a price equal to the Exercise Price in effect immediately prior to such issuance or sale or deemed issuance or sale (such Exercise Price then in effect is referred to herein as the “Applicable Price”) (the foregoing a “Dilutive Issuance”), then immediately after such Dilutive Issuance, (i) the Exercise Price then in effect shall be reduced to an amount equal to the New Issuance Price; and (ii) the number of Warrant Shares issuable hereunder shall be increased such that the aggregate Exercise Price payable hereunder, after taking into account the decrease in the Exercise Price, shall be equal to the aggregate Exercise Price prior to such adjustment (subject to adjustment as provided herein). For all purposes of the foregoing (including, without limitation, determining the adjusted Exercise Price and the New Issuance Price under this Section 3(b)), the following shall be applicable:

(i) Issuance of Options. If and whenever, at any time following the closing of the IPO or a De-SPAC Transaction and while this Warrant is outstanding, the Company in any manner grants, issues or sells (or enters into any agreement to grant, issue or sell) any Options (as defined below) and the lowest price per share for which one Common Stock is at any time issuable upon the exercise of any such Option (as defined below) or upon conversion, exercise or exchange of any Common Stock Equivalents issuable upon exercise of any such Option (as defined below) or otherwise pursuant to the terms thereof is less than the Applicable Price, then such Common Stock shall be deemed to be outstanding and to have been issued and sold by the Company at the time of the granting or sale of such Option (as defined below) for such price per share. For purposes of this Section 3(b)(i), the “lowest price per share for which one Common Stock is at any time issuable upon the exercise of any such Options (as defined below) or upon conversion, exercise or exchange of any Common Stock Equivalents issuable upon exercise of any such Option (as defined below) or otherwise pursuant to the terms thereof” shall be equal to (1) the lower of (x) the sum of the lowest amounts of consideration (if any) received or receivable by the Company with respect to any one share of Common Stock upon the granting, issuance or sale of such Option (as defined below), upon exercise of such Option (as defined below) and upon conversion, exercise or exchange of any Common Stock Equivalents issuable upon exercise of such Option (as defined below) or otherwise pursuant to the terms thereof and (y) the lowest exercise price set forth in such Option (as defined below) for which one Common Stock is issuable (or may become issuable assuming all possible market conditions) upon the exercise of any such Options (as defined below) or upon conversion, exercise or exchange of any Common Stock Equivalents issuable upon exercise of any such Option (as defined below) or otherwise pursuant to the terms thereof minus (2) the sum of all amounts paid or payable to the holder of such Option (or any other Person) upon the granting, issuance or sale of such Option (as defined below), upon exercise of such Option (as defined below) and upon conversion, exercise or exchange of any Common Stock Equivalents issuable upon exercise of such Option (as defined below) or otherwise pursuant to the terms thereof plus the value of any other consideration received or receivable by, or benefit conferred on, the holder of such Option (as defined below) (or any other Person). Except as contemplated below, no further adjustment of the Exercise Price shall be made upon the actual issuance of such shares of Common Stock or of such Common Stock Equivalents upon the exercise of such Options (as defined below) or otherwise pursuant to the terms of or upon the actual issuance of such shares of Common Stock upon conversion, exercise or exchange of such Common Stock Equivalents. “Option” means any rights, warrants or options to subscribe for or purchase shares of Common Stock or Convertible Securities, other than an option issued in an Exempt Issuance. “Convertible Securities” means any shares or other security (other than securities issued in an Exempt Issuance) that is at any time and under any circumstances, directly or indirectly, convertible into, exercisable or exchangeable for, or which otherwise entitles the holder thereof to acquire, any shares of Common Stock.

(ii) Issuance of Convertible Securities. If and whenever, at any time following the closing of the IPO or a De-SPAC Transaction and while this Warrant is outstanding, the Company in any manner issues or sells (or enters into any agreement to issue or sell) any Common Stock Equivalents and the lowest price per share for which one share of Common Stock is at any time issuable upon the conversion, exercise or exchange thereof or otherwise pursuant to the terms thereof is less than the Applicable Price, then such shares of Common Stock shall be deemed to be outstanding and to have been issued and sold by the Company at the time of the issuance or sale of such Common Stock Equivalents for such price per share. For the purposes of this Section 3(b)(ii), the “lowest price per share for which one Common Stock is at any time issuable upon the conversion, exercise or exchange thereof or otherwise pursuant to the terms thereof” shall be equal to (1) the lower of (x) the sum of the lowest amounts of consideration (if any) received or receivable by the Company with respect to one Common Stock upon the issuance or sale of the Common Stock Equivalents and upon conversion, exercise or exchange of such Common Stock Equivalents or otherwise pursuant to the terms thereof and (y) the lowest conversion price set forth in such Common Stock Equivalents for which one share of Common Stock is issuable (or may become issuable assuming all possible market conditions) upon conversion, exercise or exchange thereof or otherwise pursuant to the terms thereof minus (2) the sum of all amounts paid or payable to the holder of such Common Stock Equivalents (or any other Person) upon the issuance or sale of such Common Stock Equivalents plus the value of any other consideration received or receivable by, or benefit conferred on, the holder of such Common Stock Equivalents (or any other Person). Except as contemplated below, no further adjustment of the Exercise Price shall be made upon the actual issuance of such shares of Common Stock upon conversion, exercise or exchange of such Common Stock Equivalents or otherwise pursuant to the terms thereof, and if any such issuance or sale of such Common Stock Equivalents is made upon exercise of any Options for which adjustment of this Warrant has been or is to be made pursuant to other provisions of this Section 3(b), except as contemplated below, no further adjustment of the Exercise Price shall be made by reason of such issuance or sale.

(iii) Change in Option Price or Rate of Conversion.

(A) If the purchase or exercise price provided for in any Options, the additional consideration, if any, payable upon the issue, conversion, exercise or exchange of any Common Stock Equivalents, or the rate at which any Common Stock Equivalents are convertible into or exercisable or exchangeable for shares of Common Stock increases or decreases at any time (other than proportional changes in conversion or exercise prices, as applicable, in connection with an event referred to in Section 3(a)), the Exercise Price in effect at the time of such increase or decrease shall be adjusted to the Exercise Price which would have been in effect at such time had such Options or Common Stock Equivalents provided for such increased or decreased purchase price, additional consideration or increased or decreased conversion rate, as the case may be, at the time initially granted, issued or sold. For purposes of this Section 3(b)(iii), if the terms of any Option or Common Stock Equivalents that was outstanding as of the date this Warrant was issued are increased or decreased in the manner described in the immediately preceding sentence, then such Option or Common Stock Equivalents and the shares of Common Stock deemed issuable upon exercise, conversion or exchange thereof shall be deemed to have been issued as of the date of such increase or decrease. No adjustment pursuant to this Section 3(b) shall be made if such adjustment would result in an increase of the Exercise Price then in effect.

(B) If any Option and/or Common Stock Equivalents and/or Adjustment Right (as defined below) is issued in connection with the issuance or sale or deemed issuance or sale of any other securities of the Company (as determined by the Holder, the “Primary Security”, and such Option and/or Common Stock Equivalents and/or Adjustment Right (as defined below), the “Secondary Securities”), together comprising one integrated transaction, (or one or more transactions if such issuances or sales or deemed issuances or sales of securities of the Company either (A) have at least one investor or purchaser in common, (B) are consummated in reasonable proximity to each other and/or (C) are consummated under the same plan of financing) the aggregate consideration per share of Common Stock with respect to such Primary Security shall be deemed to be equal to the difference of (x) the lowest price per share for which one Common Stock was issued (or was deemed to be issued pursuant to Section 3(b)(i) or 3(b)(ii) above, as applicable) in such integrated transaction solely with respect to such Primary Security, minus (y) with respect to such Secondary Securities, the sum of (I) the Black Scholes Value (as defined below) of each such Option, if any, (II) the fair market value (as determined by the Holder in good faith) or the Black Scholes Value (as defined below), as applicable, of such Adjustment Right (as defined below), if any, and (III) the fair market value (as determined by the Holder) of such Common Stock Equivalents, if any, in each case, as determined on a per share basis in accordance with this Section 3(b)(iii). If any shares of Common Stock, Options or Common Stock Equivalents are issued or sold or deemed to have been issued or sold for cash, the consideration received therefor (for the purpose of determining the consideration paid for such Common Stock, Option or Common Stock Equivalents, but not for the purpose of the calculation of the Black Scholes Value) will be deemed to be the net amount of consideration received by the Company therefor. If any shares of Common Stock, Options or Common Stock Equivalents are issued or sold for a consideration other than cash, the amount of such consideration received by the Company (for the purpose of determining the consideration paid for such Common Stock, Option or Common Stock Equivalents, but not for the purpose of the calculation of the Black Scholes Value) will be the fair value of such consideration, except where such consideration consists of publicly traded securities, in which case the amount of consideration received by the Company for such securities will be the arithmetic average of the volume weighted average prices of such security for each of the five (5) Trading Days immediately preceding the date of receipt. If any shares of Common Stock, Options or Common Stock Equivalents are issued to the owners of the non-surviving entity in connection with any merger in which the Company is the surviving entity, the amount of consideration therefor (for the purpose of determining the consideration paid for such shares of Common Stock, Option or Common Stock Equivalents, but not for the purpose of the calculation of the Black Scholes Value) will be deemed to be the fair value of such portion of the net assets and business of the non-surviving entity as is attributable to such shares of Common Stock, Options or Common Stock Equivalents (as the case may be). The fair value of any consideration other than cash or publicly traded securities will be determined jointly by the Company and the Holder. If such parties are unable to reach agreement within ten (10) days after the occurrence of an event requiring valuation (the “Valuation Event”), the fair value of such consideration will be determined within five (5) Trading Days after the tenth (10th) day following such Valuation Event by an independent, reputable appraiser jointly selected by the Company and the Holder. The determination of such appraiser shall be final and binding upon all parties absent manifest error and the fees and expenses of such appraiser shall be borne by the Company). “Adjustment Right” means any right granted with respect to any securities issued in connection with, or with respect to, any issuance or sale (or deemed issuance or sale hereunder) of Common Stock (other than rights of the type described in Sections 3(c) and 3(d) hereof) that could result in a decrease in the net consideration received by the Company in connection with, or with respect to, such securities (including, without limitation, any cash settlement rights, cash adjustment or other similar rights).

(C) If the Company takes a record of the holders of shares of Common Stock for the purpose of entitling them (A) to receive a dividend or other distribution payable in shares of Common Stock, Options or in Common Stock Equivalents or (B) to subscribe for or purchase shares of Common Stock, Options or Common Stock Equivalents, then such record date will be deemed to be the date of the issuance or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase (as the case may be).

(c) Subsequent Rights Offerings. In addition to any adjustments pursuant to Sections 3(a) and 3(b) above, if at any time the Company grants, issues or sells any Common Stock Equivalents or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of shares of Common Stock (the “Purchase Rights”), then the Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the Holder could have acquired if the Holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant (without regard to any limitations on exercise hereof, including without limitation, the Beneficial Ownership Limitation) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights (provided, however, that, to the extent that the Holder’s right to participate in any such Purchase Right would result in the Holder exceeding the Beneficial Ownership Limitation, then the Holder shall not be entitled to participate in such Purchase Right to such extent (or beneficial ownership of such shares of Common Stock as a result of such Purchase Right to such extent) and such Purchase Right to such extent shall be held in abeyance for the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Beneficial Ownership Limitation).

(d) Pro Rata Distributions. If and whenever, at any time following the closing of the IPO or a De-SPAC Transaction and while this Warrant is outstanding, the Company shall declare or make any dividend or other distribution of its assets (or rights to acquire its assets) to holders of shares of Common Stock, by way of return of capital or otherwise (including, without limitation, any distribution of cash, stock or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement or other similar transaction) (a “Distribution”), at any time after the issuance of this Warrant, then, in each such case, the Holder shall be entitled to participate in such Distribution to the same extent that the Holder would have participated therein if the Holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant (without regard to any limitations on exercise hereof, including without limitation, the Beneficial Ownership Limitation) immediately before the date of which a record is taken for such Distribution, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the participation in such Distribution (provided, however, that, to the extent that the Holder’s right to participate in any such Distribution would result in the Holder exceeding the Beneficial Ownership Limitation, then the Holder shall not be entitled to participate in such Distribution to such extent (or in the beneficial ownership of any shares of Common Stock as a result of such Distribution to such extent) and the portion of such Distribution shall be held in abeyance for the benefit of the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Beneficial Ownership Limitation).

(e) Fundamental Transaction. If, at any time following the closing of the IPO or a De-SPAC Transaction and at any time while this Warrant is outstanding, the Company, directly or indirectly, in one or more related transactions effects any merger or consolidation of the Company with or into another Person, (ii) the Company, directly or indirectly, effects any sale, lease, license, assignment, transfer, conveyance or other disposition of all or substantially all of its assets in one or a series of related transactions(including any asset or group of assets, regardless whether then so classified by the Company, which would constitute a Significant Subsidiary, as such term is defined in Rule 1-02(w) of Regulation S-X), (iii) any, direct or indirect, purchase offer, tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock are permitted to sell, tender or exchange their shares for other securities, cash or property and has been accepted by the holders of 50% or more of the outstanding Common Stock, (iv) the Company, directly or indirectly, in one or more related transactions effects any reclassification, reorganization or recapitalization of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property, or (v) the Company, directly or indirectly, in one or more related transactions consummates a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off, merger or scheme of arrangement) with another Person or group of Persons whereby such other Person or group acquires more than 50% of the outstanding shares of Common Stock (not including any shares of Common Stock held by the other Person or other Persons making or party to, or associated or affiliated with the other Persons making or party to, such stock or share purchase agreement or other business combination) (each a “Fundamental Transaction”), then, upon any subsequent exercise of this Warrant, the Holder shall have the right to receive, for each Warrant Share that would have been issuable upon such exercise immediately prior to the occurrence of such Fundamental Transaction, at the option of the Holder (without regard to any limitations in Section 2(e) on the exercise of this Warrant), the number of shares of Common Stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and any additional consideration (the “Alternate Consideration”) receivable as a result of such Fundamental Transaction by a holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such Fundamental Transaction (without regard to any limitation in Section 2(e) on the exercise of this Warrant). For purposes of any such exercise, the determination of the Exercise Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Company shall apportion the Exercise Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any exercise of this Warrant following such Fundamental Transaction. Notwithstanding anything to the contrary, in the event of a Fundamental Transaction, the Company or any Successor Entity (as defined below) shall, at the Holder’s option, exercisable at any time concurrently with, or within thirty (30) days after, the consummation of the Fundamental Transaction (or, if later, the date of the public announcement of the applicable Fundamental Transaction), purchase this Warrant from the Holder by paying to the Holder an amount of cash equal to the Black Scholes Value (as defined below) of the remaining unexercised portion of this Warrant on the date of the consummation of such Fundamental Transaction. “Black Scholes Value” means the value this Warrant based on the Black-Scholes Option Pricing Model obtained from the ‘OV’ function on Bloomberg L.P. determined as of the day of consummation of the applicable Fundamental Transaction for pricing purposes and reflecting: (A) a risk-free interest rate corresponding to the U.S. Treasury rate for a period equal to the time between the date of the public announcement of the applicable Fundamental Transaction and the Termination Date; (B) an expected volatility equal to the greater of hundred percent (100%) and the hundred (100) day volatility obtained from the HVT function on Bloomberg L.P. as of the Trading day immediately following the public announcement of the applicable Fundamental Transaction; (C) the underlying price per share used in such calculation shall be the greater of (i) the sum of the price per share being offered in cash, if any, plus the value of any non- cash consideration, if any, being offered in such Fundamental Transaction and (ii) the greater of (x) the last volume weighted average price immediately prior to the public announcement of such Fundamental Transaction and (y) the last volume weighted average price immediately prior to the consummation of such Fundamental Transaction and (D) a remaining option time equal to the time between the date of the public announcement of the applicable Fundamental Transaction and the Termination Date. The payment of the Black Scholes Value will be made by wire transfer of immediately available funds within five (5) Business Days of the Holder’s election (or, if later, on the effective date of the Fundamental Transaction). The Company shall cause any successor entity in a Fundamental Transaction in which the Company is not the survivor (the “Successor Entity”) to assume in writing all of the obligations of the Company under this Warrant and the other Transaction Documents in accordance with the provisions of this Section 3(e) pursuant to written agreements in form and substance reasonably satisfactory to the Holder and approved by the Holder (without unreasonable delay) prior to such Fundamental Transaction and shall, at the option of the Holder, deliver to the Holder in exchange for this Warrant a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to this Warrant which is exercisable for a corresponding number of shares of capital stock of such Successor Entity (or its parent entity) equivalent to the shares of Common Stock acquirable and receivable upon exercise of this Warrant (without regard to any limitations on the exercise of this Warrant) prior to such Fundamental Transaction, and with an exercise price which applies the exercise price hereunder to such shares of capital stock (but taking into account the relative value of the shares of Common Stock pursuant to such Fundamental Transaction and the value of such shares of capital stock, such number of shares of capital stock and such exercise price being for the purpose of protecting the economic value of this Warrant immediately prior to the consummation of such Fundamental Transaction), and which is reasonably satisfactory in form and substance to the Holder. Upon the occurrence of any such Fundamental Transaction, the Successor Entity shall succeed to, and be substituted for (so that from and after the date of such Fundamental Transaction, the provisions of this Warrant and the other Transaction Documents referring to the “Company” shall refer instead to the Successor Entity), and may exercise every right and power of the Company and shall assume all of the obligations of the Company under this Warrant and the other Transaction Documents with the same effect as if such Successor Entity had been named as the Company herein

(f) Number of Warrant Shares. Simultaneously with any adjustment to the Exercise Price pursuant to paragraph (a) of this Section, the number of Warrant Shares that may be purchased upon exercise of this Warrant shall be increased or decreased proportionately, so that after such adjustment the aggregate Exercise Price payable hereunder for the increased or decreased number of Warrant Shares shall be the same as the aggregate Exercise Price in effect immediately prior to such adjustment.

(g) Calculations. All calculations under this Section 3 shall be made to the nearest cent or the nearest 1/100th of a share, as applicable. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company, and the sale or issuance of any such shares shall be considered an issue or sale of Common Stock.

(h) Notice of Adjustments. Whenever the Exercise Price is adjusted pursuant to any provision of this Section 3, the Company shall promptly deliver to the Holder by email a notice setting forth the Exercise Price after such adjustment and any resulting adjustment to the number of Warrant Shares and setting forth a brief statement of the facts requiring such adjustment.

(i) Notice to Allow Exercise by Holder. If and whenever, at any time following the closing of the IPO or a De-SPAC Transaction and while this Warrant is outstanding: (A) the Company shall declare a dividend (or any other distribution in whatever form) on the Common Stock, (B) the Company shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock, (C) the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights, (D) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property, or (E) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company, then, in each case, the Company shall cause to be delivered by facsimile or email to the Holder at its last facsimile number or email address as it shall appear upon the Warrant Register of the Company, at least 20 calendar days prior to the applicable record or effective date herein after specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange; provided that the failure to deliver such notice or any defect therein or in the delivery thereof shall not affect the validity of the corporate action required to be specified in such notice. To the extent that any notice provided in this Warrant constitutes, or contains, material, non-public information regarding the Company, the Company shall simultaneously file such notice with the Commission pursuant to a Current Report on Form 8-K, as applicable. The Holder shall remain entitled to exercise this Warrant during the period commencing on the date of such notice to the effective date of the event triggering such notice except as may otherwise be expressly set forth herein.

Section 4. Transfer of Warrant.

(a) Transferability. Subject to compliance with applicable securities laws and Section 2(g) and Section 4.1(a) of the Purchase Agreement, this Warrant and all rights hereunder (including, without limitation, any registration rights and any rights relating to the Warrant Resale Registration Statement) are transferable, in whole or in part, without the consent of the Company, upon surrender of this Warrant at the principal office of the Company or its designated agent, together with a written assignment of this Warrant substantially in the form attached hereto duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees, as applicable, and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. The Warrant, if properly assigned in accordance herewith, may be exercised by a new holder for the purchase of Warrant Shares without having a new Warrant issued.

(b) New Warrants. This Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney. Subject to compliance with Section 4(a), as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice. All Warrants issued on transfers or exchanges shall be dated the initial issuance date of this Warrant and shall be identical with this Warrant except as to the number of Warrant Shares issuable pursuant thereto.

(c) Warrant Register. The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the “Warrant Register”), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

(d) Transfer Restrictions. If, at the time of the surrender of this Warrant in connection with any transfer of this Warrant, the transfer of this Warrant shall not be either (i) registered pursuant to an effective registration statement under the Securities Act and under applicable state securities or blue sky laws or (ii) eligible for resale without volume or manner-of-sale restrictions or current public information requirements pursuant to Rule 144, the Company may require, as a condition of allowing such transfer, that the Holder or transferee of this Warrant, as the case may be, comply with Section 4.1(a) of the Purchase Agreement. Neither this Warrant nor any Warrant Shares may be sold, assigned or transferred by the Holder unless the recipient agrees in writing to be bound by the terms and conditions of Section 4.1(a) of the Purchase Agreement, and any transfer of Warrant Shares of the publicly traded combined company shall be effected pursuant to the S-4 Registration Statement, the Warrant Resale Registration Statement, another effective registration statement or an available exemption from registration under the Securities Act.

(e) Representation by the Holder. The Holder, by the acceptance hereof, represents and warrants that it is acquiring this Warrant for its own account and not with a view to or for distributing or reselling such Warrant or any part thereof in violation of the 1933 Act or any applicable state securities law, except pursuant to sales registered or exempted under the 1933 Act.

Section 5. Miscellaneous.

(a) No Rights as Stockholder Until Exercise. This Warrant does not entitle the Holder to any voting rights, dividends or other rights as a stockholder of the Company prior to the exercise hereof as set forth in Section 2(d)(i).

(b) Loss, Theft, Destruction or Mutilation of Warrant. The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which, in the case of the Warrant, shall not include the posting of any bond), and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.

(c) Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Trading Day, then, such action may be taken or such right may be exercised on the next succeeding Trading Day.

(d) Authorized Shares. The Company covenants that, during the period the Warrant is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of any purchase rights under this Warrant. The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the Warrant Shares upon the exercise of the purchase rights under this Warrant. The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the Trading Market upon which the Common Stock may be listed. The Company covenants that all Warrant Shares which may be issued upon the exercise of the purchase rights represented by this Warrant will, upon exercise of the purchase rights represented by this Warrant and payment for such Warrant Shares in accordance herewith, be duly authorized, validly issued, fully paid and non-assessable and free from all taxes, liens and charges created by the Company in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue). Except and to the extent as waived or consented to by the Holder, the Company shall not by any action, including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder as set forth in this Warrant against impairment. Without limiting the generality of the foregoing, the Company will (i) not increase the par value of any Warrant Shares above the amount payable therefor upon such exercise immediately prior to such increase in par value, (ii) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares upon the exercise of this Warrant and (iii) use commercially reasonable efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof, as may be, necessary to enable the Company to perform its obligations under this Warrant. Before taking any action which would result in an adjustment in the number of Warrant Shares for which this Warrant is exercisable or in the Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof. Following the closing of any De-SPAC Transaction, if the shares of the publicly traded combined company issuable upon exercise of the Warrants have not been registered on the S-4 Registration Statement, the publicly traded combined company shall file the Warrant Resale Registration Statement on Form S-1 covering the resale of such Warrant Shares, to the extent permitted by applicable SEC rules, shall use commercially reasonable efforts to cause the Warrant Resale Registration Statement to be declared effective under the Securities Act as promptly as practicable thereafter, and shall use commercially reasonable efforts to keep the Warrant Resale Registration Statement continuously effective and a current prospectus available until the earlier of (x) the resale of all Warrant Shares covered thereby and (y) the date on which such Warrant Shares may be sold pursuant to Rule 144 without volume limitations or any current public information requirement. No other securities of the combined company shall be registered for resale on a more favorable basis than the Warrant Shares.

(e) Jurisdiction. All questions concerning governing law, jurisdiction, venue and the construction, validity, enforcement and interpretation of this Warrant shall be determined in accordance with the provisions of the Purchase Agreement.

(f) Restrictions. The Holder acknowledges that the Warrant Shares acquired upon the exercise of this Warrant, if not registered, or unless exercised in a cashless exercise when Rule 144 is available, and the Holder does not utilize cashless exercise, will have restrictions upon resale imposed by state and federal securities laws.

(g) Non-waiver and Expenses. No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice the Holder’s rights, powers or remedies. Without limiting any other provision of this Warrant or the Purchase Agreement, if the Company willfully and knowingly fails to comply with any provision of this Warrant, which results in any material damages to the Holder, the Company shall pay to the Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys’ fees, including those of appellate proceedings, incurred by the Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

(h) Notices. Any notice, request or other document required or permitted to be given or delivered to the Holder by the Company shall be delivered in accordance with the notice provisions of the Purchase Agreement.

(i) Limitation of Liability. No provision hereof, in the absence of any affirmative action by the Holder to exercise this Warrant to purchase Warrant Shares, and no enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

(j) Remedies. The Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive and not to assert the defense in any action for specific performance that a remedy at law would be adequate.

(k) Successors and Assigns. Subject to applicable securities laws, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors and permitted assigns of the Company and the successors and permitted assigns of Holder. The provisions of this Warrant are intended to be for the benefit of any Holder from time to time of this Warrant and shall be enforceable by the Holder or holder of Warrant Shares.

(l) Amendment. No provision of this Warrant may be modified or amended, and no provision hereof may be waived, other than by an instrument in writing signed by the Company and the Holders of not less than a majority of the outstanding Warrants issued pursuant to the Purchase Agreement; provided that no such amendment or waiver shall be effective to the extent that it (i) applies to less than all Holders of Warrants then outstanding or (ii) imposes any obligation or liability on any Holder without such Holder’s prior written consent, which may be granted or withheld in such Holder’s sole discretion. No amendment to or waiver of any provision of this Warrant shall amend or waive any provision of any other Transaction Document.

(m) Severability. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.

(n) Headings. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

(o) Equal Treatment of Holders. No consideration (including any modification of this Warrant) shall be offered or paid to any Person (as such term is defined in the Purchase Agreement) to amend or consent to a waiver or modification of any provision hereof unless the same consideration is also offered to all of the Holders. For clarification purposes, this provision constitutes a separate right granted to each Holder by the Company and negotiated separately by each Holder, and is intended for the Company to treat the Holders as a class and shall not in any way be construed as the Holders acting in concert or as a group with respect to the Warrants or the shares of Common Stock issuable upon exercise of the Warrants.

********************
(Signature Page Follows)

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized as of the Amended and Restated Issuance Date set out above.

SPACE-EYES, INC.

By:
Name:
Title:

NOTICE OF EXERCISE

TO: SPACE-EYES, INC. (OR, FOLLOWING A DE-SPAC TRANSACTION, THE PUBLICLY TRADED COMBINED COMPANY)

(1) The undersigned hereby elects to purchase Warrant Shares of the Company or, following a De-SPAC Transaction, the publicly traded combined company pursuant to the terms of the attached Warrant (only if exercised in full), and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

(2) Payment shall take the form of (check applicable box):

☐ in lawful money of the United States;

☐ [if permitted] the cancellation of such number of Warrant Shares as is necessary, in accordance with the formula set forth in Section 2(c), to exercise this Warrant with respect to the maximum number of Warrant Shares purchasable pursuant to the cashless exercise procedure set forth in Section 2(c).

(3) Please issue a certificate or certificates representing said Warrant Shares in the name of the undersigned or in such other name as is specified below:

______________________________

(4) After giving effect to this Notice of Exercise, the undersigned will not have exceeded the Beneficial Ownership Limitation.

The Warrant Shares shall be delivered to the following DWAC Account Number or by physical delivery of a certificate to:

_______________________________

_______________________________

_______________________________

[SIGNATURE OF HOLDER]

Name of Investing Entity:

___________________________________________________________________________

Signature of Authorized Signatory of Investing Entity:

___________________________________________________________________________

Name of Authorized Signatory:

___________________________________________________________________________

Title of Authorized Signatory:

___________________________________________________________________________

Date:

___________________________________________________________________________

ASSIGNMENT FORM

(To assign the foregoing warrant, execute
this form and supply required information.
Do not use this form to exercise the warrant.)

SPACE-EYES, INC. (OR, FOLLOWING A DE-SPAC TRANSACTION, THE PUBLICLY TRADED COMBINED COMPANY)

FOR VALUE RECEIVED, [___] all of or [____] shares of the foregoing Warrant and all rights evidenced thereby are hereby assigned to

_______________________________________ whose address is

_____________________________________________________.

_____________________________________________________

Dated: ______________, _____

Holder’s Signature:

Holder’s Address:

Signature Guaranteed: __________________________________________________

NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank or trust company. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.

Exhibit C

Form of Note Election Form

(see attached)

[___], 2026

Space-Eyes, Inc.
1200 Brickell Avenue
Penthouse 2010
Miami, FL 33131

Re: Secured Convertible Note Election Notice

Ladies and Gentleman

Reference is made to that certain Senior Secured Convertible Note, dated as of [____], 202[_], by Space-Eyes, Inc., a Delaware corporation (“Space-Eyes”), in favor of the undersigned (“Holder”), in the original principal amount of $[______] (the “Note”). Space-Eyes is considering a merger, acquisition or other business combination involving the Company and a publicly traded special purpose acquisition company or other similar entity that is a “blank check” company (the “SPAC”) under applicable U.S. securities (the “De-SPAC Transaction”). Space-Eyes is offering the Holder the option to have (i) the Note repaid in full, (ii) the Note convert into shares of the publicly traded combined company in the De-SPAC Transaction at an conversion price equal to $5.50 per share, or (iii) a portion of the Note repaid and a portion of the Note convert into shares of the publicly traded combined company in the De-SPAC Transaction at an conversion price equal to $5.50 per share.

Holder makes the election with regard to the Note requested above as indicated below by Holder’s initials. Holder acknowledges that Holder’s election may not be rescinded.

__________ - OPTION 1 - FULL PAYOFF OF NOTE (initialed by Holder, if applicable)

Space-Eyes intends to repay to Holder the entire outstanding principal plus all accrued and unpaid interest on the Note on the date immediately following the date Space-Eyes and the SPAC initially file the Registration Statement on Form S-4 (the “Payoff Amount”) with the Securities and Exchange Commission (the “SEC”). Space-Eyes or Alexander Capital L.P. will send via email the Payoff Amount to Holder no later than one day prior to the initial filing of the Registration Statement with the SEC.

Holder hereby confirms that, upon its receipt of the Payoff Amount in immediately available U.S. Dollars, by federal funds wire transfer in accordance with the instructions set forth on Annex I attached hereto, (i) all indebtedness under the Note shall be paid and satisfied in full, (ii) the Note shall automatically terminate and be of no further force and effect and all outstanding obligations of Space-Eyes to older pursuant to the Note and any other documents or instruments related thereto shall be paid and satisfied in full and irrevocably and unconditionally discharged, terminated, and released, (iii) Holder shall surrender the Note to Space-Eyes, and (vi) Holder shall deliver to Space-Eyes any documentation reasonably requested by Space-Eyes in connection with the repayment. Further, the Holder agrees to take all reasonable additional steps requested by Space-Eyes as may be necessary to evidence the satisfaction and termination of the Note.

__________ OPTION 2 - CONVERSION OF ENTIRE NOTE TO SHARES OF COMMON STOCK OF THE PUBLICLY TRADED COMBINED COMPANY IN THE DE-SPAC TRANSACTION (initialed by Holder, if applicable)

On the closing date of the De-SPAC Transaction, Holder hereby elects to convert all the outstanding principal plus all accrued and unpaid interest on the Note into shares of common stock (the “Common Stock”) of the publicly traded combined company in the De-SPAC Transaction, at a conversion price of $5.50 per share. Space-Eyes or Alexander Capital L.P. will send via email the outstanding principal plus all accrued and unpaid interest on the Note to be converted into Common Stock no later than one day prior to the closing of the De-SPAC Transaction.

Holder hereby confirms that, upon its receipt of the shares of Common Stock, (i) all indebtedness under the Note shall be paid and satisfied in full, (ii) the Note shall automatically terminate and be of no further force and effect and all outstanding obligations of Space-Eyes to Holder pursuant to the Note and any other documents or instruments related thereto shall be paid and satisfied in full and irrevocably and unconditionally discharged, terminated and released, (iii) Holder shall surrender the Note to Space-Eyes, and (iv) Holder shall deliver to Space-Eyes any documentation reasonably requested by Space-Eyes in connection with the conversion of the Note. Further, the Holder agrees to take all reasonable additional steps requested by Space-Eyes as may be necessary to evidence the satisfaction and termination of the Note.

__________ OPTION 3 - PARTIAL PAYOFF OF NOTE AND PARTIAL CONVERSION OF NOTE TO SHARES OF COMMON STOCK OF THE PUBLICLY TRADED COMBINED COMPANY IN THE DE-SPAC TRANSACTION (initialed by Holder, if applicable)

Principal Amount of Note to be Repaid $_________________, plus all accrued and unpaid interest on the portion of the Note to be repaid (“Partial Payoff Amount”)

Principal Amount of Note to be Converted $_____________, plus all accrued and unpaid interest on the portion of the Note to be converted (“Partial Conversion Amount”)

Space-Eyes intends to repay to Holder the Partial Payoff Amount on the date immediately following the date Space-Eyes and the SPAC initially file the Registration Statement on Form S-4 with the SEC. Space-Eyes or Alexander Capital L.P. will send via email the Partial Payoff Amount to Holder one day prior to the initial filing of the Registration Statement with the SEC.

On the closing date of the De-SPAC Transaction, Holder hereby elects to convert all the outstanding principal plus all accrued and unpaid interest on the Note into shares of Common Stock of the publicly traded combined company in the De-SPAC Transaction, at a conversion price of $5.50 per share. Space-Eyes or Alexander Capital L.P. will send via email the outstanding principal plus all accrued and unpaid interest on the Note to be converted into Common Stock no later than one day prior to the closing of the De-SPAC Transaction

Holder hereby confirms that, upon its receipt of the Partial Payoff Amount in immediately available U.S. Dollars, by federal funds wire transfer in accordance with the instructions set forth on Annex I attached hereto and receipt of the Partial Conversion Amount, (i) all indebtedness under the Note shall be paid and satisfied in full, (ii) the Note shall automatically terminate and be of no further force and effect and all outstanding obligations of Space-Eyes to Holder pursuant to the Note and any other documents or instruments related thereto shall be paid and satisfied in full and irrevocably and unconditionally discharged, terminated and released, (iii) Holder shall surrender the Note to Space-Eyes, and (iv) Holder shall deliver to Space-Eyes any documentation reasonably requested by Space-Eyes in connection with the conversion of the Note. Further, the Holder agrees to take all reasonable additional steps requested by Space-Eyes as may be necessary to evidence the satisfaction and termination of the Note.

FAILURE TO RESPOND.

IN THE EVENT THE HOLDER FAILS TO DELIVER TO THE COMPANY AN EXECUTED NOTE ELECTION FORM WITHIN SEVEN DAYS FOLLOWING THE DATE THE NOTE ELECTION FORM IS DELIVERED TO THE HOLDER BY THE COMPANY, THE HOLDER SHALL BE DEEMED TO HAVE IRREVOCABLY SELECTED OPTION 2 - CONVERSION OF ENTIRE NOTE TO SHARES OF COMMON STOCK OF THE PUBLICLY TRADED COMBINED COMPANY IN THE DE-SPAC TRANSACTION.

Generally

This letter may be executed in multiple counterparts and by electronic signature, each of which shall be deemed an original and all of which together shall constitute one instrument.

[Remainder of this page intentionally left blank; signature pages follow.]

Very truly yours,

[________]

ACKNOWLEDGED AND AGREED:

SPACE-EYES, INC.

By:
Name:
Title:

[Signature Page to Election Notice ([_________])]

Annex I

[See attached wire instructions]

Bank:
Bank Address:
ABA No.
Account No.
Account Name:

Annex 1